[LOGO] STATE STREET RESEARCH

Mid-Cap Growth Fund
--------------------------------------------------------------------------------
               [GRAPHIC]
               Annual Report to Shareholders
               September 30, 2002
In This Report

                        Review of Fund Performance

                                        plus
                                             A Message from the Chairman
                                             Comments from the Fund's Manager
                                             Key Facts and Financial Statements

    Contents

2   12-Month Review
    A look at the fund and its market
    environment over the past 12 months

4   Performance in Perspective
    The most recent performance in the
    context of the fund's track record

6   The Fund in Detail
    Portfolio holdings, financials and notes

From the Chairman

[Photo of Richard S. Davis]
Richard S. Davis

Investor Confidence
is the bedrock of the financial markets, and it has been shaken over the past year by national tragedy, economic uncertainty and corporate scandal. At State Street Research, we have managed investments through other such difficult times. We are confident that the U.S. financial markets are as strong as the companies, the institutions and the workers that comprise them. Although we can neither predict nor control the markets, we will continue to rely on our experience and our research expertise, because it is the way we think that sets us apart.

In the report that follows, your portfolio manager talks in more detail about the reasons for the fund's performance in a period of uncertainty and where she sees opportunity for the period ahead. We look forward to continuing to help you reach your long-term financial goals.

As always, thank you for choosing State Street Research funds.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis, Chairman
September 30, 2002

[GRAPHIC]
12-Month Review     Management's Discussion of Fund Performance Part 1

            How State Street Research Mid-Cap Growth Fund Performed

In a year that was difficult for the stock market in general, State Street Research Mid-Cap Growth Fund returned -20.04% for the 12-month period ended September 30, 2002.(1) That was less than the Russell Midcap(R) Growth Index, which returned -15.50% over the same period.(2) The fund also underperformed the Lipper Mid-Cap Growth Funds Average, which returned -17.08% for the year.(3)

Reasons for the Fund's Performance

Three quarters of improved results could not make up for losses sustained in the first quarter of the fund's reporting year. Poor stock selection in producer durables and technology --especially the semiconductor industry--was the primary reason for the fund's underperformance relative to its bench-marks. Among the worst performers were semiconductor names National Semiconductor and QLogic. An emphasis on pharmaceuticals also hurt results. The industry suffered as a result of delays in FDA approvals.

Performance was helped by our investments in gaming and restaurants. Among the best performers were hotel-casino operator Mandalay Resort Group, financial accounting software provider Intuit and Yum! Brands, the latter of which was sold.

Looking Ahead

Our outlook is cautiously positive for the long term. Until there is further clarity on the direction of the U.S. economy and corporate earnings, we expect continued volatility in the financial markets. However, we also believe that once a stronger earnings picture emerges, we could see a significant market rally. The mid-cap growth segment has the potential to be a significant participant in that rally.

More of Management's Discussion of Fund Performance on pages 4 and 5. |_|

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Class A Shares(1)

-20.04% [DOWN ARROW]

"If a stronger earnings picture emerges, mid-cap growth stocks have the potential to be a significant participant in a stock market rally."

[Photo of Eileen Leary]

Eileen Leary
Portfolio Manager,
State Street Research
Mid-Cap Growth Fund

Russell Midcap Growth Index(2)

-15.50% [DOWN ARROW]

2  State Street Research Mid-Cap Growth Fund

[GRAPHIC] The Fund at a Glance as of 9/30/02

State Street Research Mid-Cap Growth Fund: A stock fund with a growth approach to mid-cap investing.


Hits & Misses

[GRAPHIC]
Expedia

Expedia, the leading provider of online travel services, exceeded revenue and earnings expectations in the first half of 2002. Although we sold our position as a result of concerns over its high valuation and complex corporate structure, we recently repurchased shares after the stock's price declined.

[GRAPHIC]
Andrx

Delays in FDA approval for a new generic drug and an important legal decision on generic "Prilosec" hurt the performance of pharmaceutical company Andrx. We continue to own the stock because we do not believe the company's future growth prospects are fully reflected in its current stock price.


Total Net Assets: $302 million
--------------------------------------------------------------------------------

Top 10 Holdings

    Issuer/Security                    % of fund assets

1   Anthem                                         2.4%
2   Affiliated Computer Services                   2.1%
3   McKesson                                       2.1%
4   Caremark Rx                                    2.0%
5   Lexmark International Group                    2.0%
6   RenaissanceRe Holdings                         2.0%
7   Triad Hospitals                                1.9%
8   Investors Financial Services                   1.9%
9   Boston Scientific                              1.8%
10  Nike                                           1.7%
    Total                                         19.9%

See page 9 for more detail.

Performance: Class A

Fund average annual total return as of 9/30/02(4)
(does not reflect sales charge)

      1 Year             5 Years             10 Years
----------------------------------------------------------
      -20.04%            -8.40%                 5.17%

Fund average annual total return as of 9/30/02(4),(5)
(at maximum applicable sales charge)

      1 Year             5 Years             10 Years
----------------------------------------------------------
      -24.64%            -9.48%                 4.55%

Russell Midcap Growth Index as of 9/30/02(2)

      1 Year             5 Years             10 Years
----------------------------------------------------------
      -15.50%            -4.06%                 6.95%

See pages 4 and 5 for data on other share classes.

Top 5 Industries
by % of fund assets

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

September 30, 2002

Retail                         12.9%
Healthcare Services             8.9%
Drugs & Biotechnology           8.1%
Hospital Supply                 6.0%
Commercial Services             5.8%

September 30, 2001

Drugs & Biotechnology          18.8%
Computer Software               6.1%
Retail                          6.1%
Healthcare Services             6.1%
Restaurants                     4.4%

Ticker Symbols
State Street Research Mid-Cap Growth Fund
Class A: SCFAX Class B(1): SCFPX Class B: SCFBX Class C: SCFDX Class S: SCFCX

--------------------------------------------------------------------------------

(1) Does not reflect sales charge.

(2) The Russell Midcap Growth Index contains those stocks within the complete Russell Midcap(R) Index (800 of the smallest securities in the Russell 1000(R) Index) that show above-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) The Lipper Mid-Cap Growth Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds.

(4) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. During the periods prior to 1993, when shares of the fund were not offered to the general public, the fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the fund's current continuous public offering.

(5) Performance reflects a maximum 5.75% Class A share front-end sales charge.

Performance in Perspective Management's Discussion of Fund Performance Part 2

Performance Figures as of September 30, 2002

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period --say, five years--in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Ten Years

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any). It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

                                            1 Year     5 Years     10 Years
---------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)            -20.04%     -35.53%       65.51%
---------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)       -24.64%     -39.23%       55.99%
---------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)       -24.64%      -9.48%        4.55%


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


$10,000 Over Ten Years
(reflects maximum applicable sales charge)

                                            Russell Midcap
          Class A          S&P 500 Index     Growth Index
          -----------------------------------------------
'92         9425               10000            10000
'93        14610               11297            12023
'94        14977               11713            12315
'95        20511               15193            15969
'96        22586               18280            18577
'97        24195               25670            24083
'98        19806               28001            21826
'99        25105               35783            29944
'00        38889               40531            48021
'01        19509               31083            23160
'02        15599               24720            19570

--------------------------------------------------------------------------------
Class B(1)  Back Load for accounts opened after 1/1/99

o   No initial sales charge

o   Deferred sales charge of 5% or less on shares you sell within six years

o   Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                            1 Year     5 Years     10 Years
---------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)            -20.41%     -37.77%       54.78%
---------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)       -24.39%     -38.25%       54.78%
---------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)       -24.39%      -9.19%        4.47%


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


$10,000 Over Ten Years
(reflects maximum applicable sales charge)

                                            Russell Midcap
         Class B(1)        S&P 500 Index     Growth Index
         ------------------------------------------------
'92        10000               10000            10000
'93        15475               11297            12023
'94        15752               11713            12315
'95        21407               15193            15969
'96        23405               18280            18577
'97        24872               25670            24083
'98        20201               28001            21826
'99        25400               35783            29944
'00        39089               40531            48021
'01        19448               31083            23160
'02        15478               24720            19570
--------------------------------------------------------------------------------

4  State Street Research Mid-Cap Growth Fund

Class B Back Load  (only available through exchanges from another Class B account)

o   No initial sales charge

o   Deferred sales charge of 5% or less on shares you sell within five years

o Annual distribution/service (12b-1) fee of 1.00% (effective February 1, 2002, this fee was voluntarily reduced to 0.13%)

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                          1 Year        5 Years         10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)           -20.18%       -37.54%         55.35%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)      -24.17%       -38.03%         55.35%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)      -24.17%        -9.13%          4.50%


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


$10,000 Over Ten Years
(reflects maximum applicable sales charge)

                                           Russell Midcap
          Class B          S&P 500 Index     Growth Index
          -----------------------------------------------
'92        10000               10000            10000
'93        15475               11297            12023
'94        15752               11713            12315
'95        21407               15193            15969
'96        23405               18280            18577
'97        24872               25670            24083
'98        20201               28001            21826
'99        25400               35783            29944
'00        39071               40531            48021
'01        19464               31083            23160
'02        15535               24720            19570

--------------------------------------------------------------------------------
Class C  Level Load

o   No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o   Lower deferred sales charge than Class B(1) shares

o   Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                          1 Year        5 Years         10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)           -20.73%       -37.88%         54.72%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)      -21.52%       -37.88%         54.72%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)      -21.52%        -9.08%          4.46%


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


$10,000 Over Ten Years
(reflects maximum applicable sales charge)

                                            Russell Midcap
          Class C          S&P 500 Index     Growth Index
          -----------------------------------------------
'92        10000               10000            10000
'93        15460               11297            12023
'94        15769               11713            12315
'95        21457               15193            15969
'96        23438               18280            18577
'97        24905               25670            24083
'98        20234               28001            21826
'99        25449               35783            29944
'00        39155               40531            48021
'01        19518               31083            23160
'02        15472               24720            19570

--------------------------------------------------------------------------------
Class S   Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o   No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                          1 Year        5 Years         10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)           -19.92%       -34.74%         69.84%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)      -19.92%       -34.74%         69.84%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)      -19.92%        -8.18%          5.44%


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


$10,000 Over Ten Years
(reflects maximum applicable sales charge)

                                            Russell Midcap
          Class S          S&P 500 Index     Growth Index
          -----------------------------------------------
'92        10000               10000            10000
'93        15546               11297            12023
'94        15999               11713            12315
'95        21966               15193            15969
'96        24252               18280            18577
'97        26027               25670            24083
'98        21358               28001            21826
'99        27136               35783            29944
'00        42148               40531            48021
'01        21210               31083            23160
'02        16984               24720            19570
--------------------------------------------------------------------------------

A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions at net asset value.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell Midcap Growth Index contains those stocks in the Russell Midcap Index (800 of the smallest securities in the Russell 1000 Index) that show above-average growth. The indexes are unmanaged and do not take transaction charges into consideration. It is not possible to invest directly in an index.

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. Prior to 1993, when shares of the fund were not offered to the general public, the fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the fund's current continuous public offering.

Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

[GRAPHIC]
The Fund in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year, and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

[GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 7 to 18 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.

6  State Street Research Mid-Cap Growth Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Mid-Cap Growth Fund is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Capital Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

    o The board of trustees oversees the fund with its shareholders' interests in mind and has ultimate responsibility for the fund's activities.

    o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

    o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

    o The custodian, State Street Bank & Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank & Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firms' employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital. In seeking to achieve its investment objective, the fund invests primarily in mid-cap growth stocks.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees of 1.00% and both Class B(1) and Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. From October 1, 2001 to January 31, 2002, Class B shares paid annual service and distribution fees of 1.00%. Effective February 1, 2002, the annual service and distribution fees paid by Class B shares were voluntarily reduced to 0.13%. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day).The fund uses the following methods for determining the values of various types of securities:

    o Listed securities - The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

    o Over-the-counter securities - The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

    o Securities maturing within 60 days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

    o Foreign securities - If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

    o Interest - The fund accrues interest daily as it earns it.

    o Cash dividends - The fund accrues these on the ex-dividend date.

Investment income and realized and unrealized gains and losses are allocated pro rata on the basis of relative net assets by the holders of all classes of shares. Net investment income is determined daily and consists of interest and dividends earned, less the estimated daily expenses of the fund.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income. Investments in the State Street Navigator Securities Lending Prime Portfolio are valued at its closing net asset value per share on the day of valuation.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The difference is primarily due to differing treatments for wash sale deferrals. The fund distributes its earnings on the following schedule:

    o Dividends from net investment income - The fund ordinarily declares and pays these annually, if any.

    o Net realized capital gains - The fund distributes these annually, if any.

If the fund has no earnings to distribute, it won't make a distribution.

The fund has elected to be taxed under Subchapter M of the Internal Revenue Code. As such, the fund does not intend to pay federal income taxes, in part because it makes distributions as described above.

The fund pays expenses as follows:

    o Expenses attributed to the fund - The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee, and distribution and service fees.

    o Expenses attributed to the trust of which the fund is a series - These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities, and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.

8  State Street Research Mid-Cap Growth Fund

Portfolio Holdings

September 30, 2002

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and then by specific industry.

The solid black circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*   Denotes a security which has not paid a dividend during the last year.
o Denotes an American Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.
--------------------------------------------------------------------------------

      Issuer                                               Shares         Value
      -------------------------------------------------------------------------

      Common Stocks 93.3% of net assets

      Automobiles & Transportation 0.5% of net assets
      -------------------------------------------------------------------------

      Automotive Parts 0.5%
      PACCAR Inc.                                          40,600    $1,371,874
                                                                   ------------
      Total Automobiles & Transportation                              1,371,874
                                                                   ------------

      Consumer Discretionary 33.5% of net assets
      -------------------------------------------------------------------------

      Casinos/Gambling, Hotel/Motel 3.8%
      Harrah's Entertainment Inc.*                         95,000     4,579,950
      International Game Technology Inc.*                  38,900     2,689,546
      Mandalay Resort Group*                              122,100     4,096,455
                                                                   ------------
                                                                     11,365,951
                                                                   ------------

      Commercial Services 5.8%
      ChoicePoint Inc.*                                   144,566     5,152,332
      Corporate Executive Board Co.*                       92,200     2,632,310
      eBay Inc.*                                           95,800     5,059,198
      Expedia Inc. Cl. A*                                  91,300     4,624,345
                                                                   ------------
                                                                     17,468,185
                                                                   ------------

      Communications, Media & Entertainment 2.0%
      Cox Radio, Inc. Cl. A*                              129,300     3,382,488
      Univision Communications Inc. Cl. A*                115,300     2,628,840
                                                                   ------------
                                                                      6,011,328
                                                                   ------------

      Consumer Services 0.9%
      Apollo Group Inc. Cl. A*                             60,100     2,610,143
                                                                   ------------

      Restaurants 4.2%
      Brinker International Inc.*                         172,300     4,462,570
      Darden Restaurants Inc.                             146,100     3,541,464
      Starbucks Corp.*                                    234,700     4,860,637
                                                                   ------------
                                                                     12,864,671
                                                                   ------------

      Retail 12.9%
      Bed Bath & Beyond Inc.*                             148,100     4,823,617
      CDW Computer Centers Inc.*                          103,300     4,375,788
      Chicos FAS Inc.*                                    225,400     3,590,622
      Circuit City Group                                  288,900     4,376,835
      Circuit City Stores Inc.*                            97,300     1,561,665
      Family Dollar Stores Inc.                           111,300     2,991,744
      GAP Inc.                                            433,300     4,701,305
      Insight Enterprises Inc.*                            15,800       160,370
      Kohl's Corp.*                                        66,000     4,013,460
      Michaels Stores Inc.*                                26,900     1,229,330
      Staples Inc.*                                       312,100     3,991,759
      USA Interactive*                                    163,700     3,172,506
                                                                   ------------
                                                                     38,989,001
                                                                   ------------

      Shoes 1.7%
(10)  Nike Inc. Cl. B                                     122,000     5,267,960
                                                                   ------------

            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
September 30, 2002

      Issuer                                               Shares         Value
--------------------------------------------------------------------------------
      Textile Apparel Manufacturers 1.3%
      Jones Apparel Group Inc.*                           131,000    $4,021,700
                                                                   ------------

      Toys 0.9%
      Mattel Inc.                                         158,900     2,861,789
                                                                   ------------
      Total Consumer Discretionary                                  101,460,728
                                                                   ------------

      Consumer Staples 2.5% of net assets
      -------------------------------------------------------------------------

      Beverages 2.5%
      Adolph Coors Co.                                     84,300     4,746,090
      Pepsi Bottling Group Inc.                           121,900     2,852,460
                                                                   ------------
      Total Consumer Staples                                          7,598,550
                                                                   ------------

      Financial Services 8.8% of net assets
      -------------------------------------------------------------------------

      Banks & Savings & Loan 4.4%
(8)   Investors Financial Services Co.                    216,200     5,852,534
      National Commerce Financial Corp.                    69,800     1,748,490
      TCF Financial Corp.                                  69,000     2,920,770
      Zions Bancorp                                        63,600     2,768,508
                                                                   ------------
                                                                     13,290,302
                                                                   ------------

      Financial Data Processing Services & Systems 2.1%
(2)   Affiliated Computer Services Inc.*                  150,200     6,391,010
                                                                   ------------

      Insurance 2.1%
      ACE Limited                                          11,500       340,515
(6)   RenaissanceRe Holdings Ltd.                         159,000     6,008,610
                                                                   ------------
                                                                      6,349,125
                                                                   ------------

      Miscellaneous Financial 0.1%
      BISYS Group, Inc.*                                   11,200       187,152
                                                                   ------------

      Securities Brokerage & Services 0.1%
      Investment Technology Group*                          5,000       146,300
      Lehman Brothers Holdings Inc.                         6,900       338,445
                                                                   ------------
                                                                        484,745
                                                                   ------------
      Total Financial Services                                       26,702,334
                                                                   ------------

      Healthcare 26.4% of net assets
      -------------------------------------------------------------------------

      Drugs & Biotechnology 8.1%
      Andrx Corp.*                                        183,200     4,057,880
      Barr Laboratories Inc.*                              46,400     2,890,256
      Biogen Inc.*                                          8,000       234,160
      CV Therapeutics Inc.*                               122,700     2,565,657
      IDEC Pharmaceuticals Corp.*                          41,000     1,702,320
      InterMune Inc.*                                     119,800     3,931,836
      King Pharmaceuticals Inc.*                          253,300     4,602,461
      Teva Pharmaceutical Industries Ltd.o                 65,100     4,361,700
                                                                   ------------
                                                                     24,346,270
                                                                   ------------

      Healthcare Facilities 3.4%
      Quest Diagnostics, Inc.*                             73,200     4,503,996
(7)   Triad Hospitals Inc.*                               154,800     5,874,660
                                                                   ------------
                                                                     10,378,656
                                                                   ------------

      Healthcare Services 8.9%
(1)   Anthem Inc.*                                        113,500    $7,377,500
(4)   Caremark Rx Inc.*                                   360,500     6,128,500
      Community Health Systems Inc.*                      153,800     4,095,694
(3)   McKesson Corp.                                      222,600     6,306,258
      Wellpoint Health Networks Inc. Cl. A*                41,600     3,049,280
                                                                   ------------
                                                                     26,957,232
                                                                   ------------

      Hospital Supply 6.0%
      Alcon Inc.*                                          81,400     3,154,250
(9)   Boston Scientific Corp.*                            174,800     5,516,688
      St. Jude Medical Inc.*                              122,600     4,376,820
      Varian Medical Systems Inc.*                          4,400       189,156
      Zimmer Holdings Inc.*                               129,700     4,972,698
                                                                   ------------
                                                                     18,209,612
                                                                   ------------
      Total Healthcare                                               79,891,770
                                                                   ------------

      Materials & Processing 4.6% of net assets
      -------------------------------------------------------------------------

      Chemicals 1.2%
      EcoLab Inc.                                          83,600     3,488,628
                                                                   ------------

      Diversified Manufacturing 1.1%
      American Standard Companies Inc.*                    53,800     3,422,756
                                                                   ------------

      Fertilizers 1.1%
      PotashCorp                                           51,700     3,215,740
                                                                   ------------

      Gold & Precious Metals 1.2%
      Newmont Mining Corp.                                133,900     3,683,589
                                                                   ------------
      Total Materials & Processing                                   13,810,713
                                                                   ------------

      Other 1.1% of net assets
      -------------------------------------------------------------------------

      Miscellaneous 1.1%
      Nasdaq 100 Shares*                                  141,200     2,929,900
      Standard & Poor's 400
        Mid-Cap Depositary Receipt                          4,900       363,825
                                                                   ------------
      Total Other                                                     3,293,725
                                                                   ------------

      Other Energy 4.9% of net assets
      -------------------------------------------------------------------------

      Oil & Gas Producers 2.7%
      Ocean Energy Inc.                                   187,100     3,732,645
      XTO Energy Inc.                                     218,100     4,495,041
                                                                   ------------
                                                                      8,227,686
                                                                   ------------

      Oil Well Equipment & Services 2.2%
      BJ Services Co.*                                    118,100     3,070,600
      Noble Corp.*                                        109,700     3,400,700
                                                                   ------------
                                                                      6,471,300
                                                                   ------------
      Total Other Energy                                             14,698,986
                                                                   ------------

      Producer Durables 3.0% of net assets
      -------------------------------------------------------------------------

      Machinery 1.0%
      Deere & Co.                                          65,700     2,986,065
                                                                   ------------

The text and notes are an integral part of the financial statements.

10   State Street Research Mid-Cap Growth Fund

      Issuer                                             Shares         Value
      -----------------------------------------------------------------------

      Office Furniture & Business Equipment 2.0%
(5)   Lexmark International Group Inc. Cl. A*           128,700    $6,048,900
                                                                 ------------

      Production Technology Equipment 0.0%
      Novellus Systems Inc.*                              5,100       106,131
                                                                 ------------
      Total Producer Durables                                       9,141,096
                                                                 ------------

      Technology 8.0% of net assets
      -----------------------------------------------------------------------

      Computer Software 3.7%
      Intuit Inc.*                                      103,800     4,726,014
      PeopleSoft Inc.*                                  306,600     3,792,642
      QLogic Corp.*                                     106,700     2,778,468
                                                                 ------------
                                                                   11,297,124
                                                                 ------------

      Electronics: Semiconductors/Components 4.3%
      Altera Corp.*                                     320,500     2,778,735
      Cypress Semiconductor Corp.*                      318,900     2,091,984
      Intersil Holding Corp. Cl. A*                     183,400     2,376,864
      Microchip Technology Inc.*                        129,100     2,640,095
      National Semiconductor Corp.*                     246,600     2,944,404
                                                                   12,832,082
                                                                 ------------
      Total Technology                                             24,129,206
                                                                 ------------

      Total Common Stocks                                         282,098,982(1)
                                                                 ------------

------------------------------------------------------------------------------
(1) The fund paid a total of $354,951,923 for these securities.
------------------------------------------------------------------------------

                                                     Amount of
                                                     Principal
      -----------------------------------------------------------------------

      Commercial Paper 11.4% of net assets

      American Express Credit Corp.
       1.74%, 10/02/2002                               $486,000      $485,976

      Caterpillar Financial Services NV
       1.71%, 10/07/2002                              3,634,000     3,632,964

      Caterpillar Financial Services NV
       1.73%, 10/08/2002                              8,593,000     8,590,110

      E.I. Du Pont De Nemours & Co.
       1.72%, 10/07/2002                              8,423,000     8,420,585

      General Electric Capital Corp.
       1.73%, 10/10/2002                              5,652,000     5,649,556

      Merrill Lynch & Co.
       1.70%, 10/01/2002                              5,000,000     5,000,000

      Pitney Bowes Inc.
       1.72%, 10/04/2002                              2,828,000     2,827,595
                                                                 ------------

      Total Commercial Paper                                       34,606,786(2)
                                                                 ------------

------------------------------------------------------------------------------
(2) The fund paid a total of $320,345,137 for these securities.
------------------------------------------------------------------------------

                                                        % of
                                                      Net Assets        Value
      -----------------------------------------------------------------------

      Summary of Portfolio Assets

      Investments                                      104.7%    $316,705,768
      Other Assets, Less Liabilities                    (4.7)%    (14,246,845)
                                                       -----     ------------
      Net Assets                                       100.0%    $302,458,923(3)
                                                       =====     ============

------------------------------------------------------------------------------
(3) The fund paid a total of $34,606,786 for these securities.
------------------------------------------------------------------------------

Federal Income Tax Information

At September 30, 2002, the net
unrealized depreciation of investments
based on cost for federal income tax
purposes of $355,111,649 was as follows:

Aggregate gross unrealized appreciation
for all investments in which there is an
excess of value over tax cost                     $11,695,066

Aggregate gross unrealized depreciation
for all investments in which there is an
excess of tax cost over value                     (50,100,947)
                                                 ------------
                                                 ($38,405,881)
                                                 ============

At September 30, 2002, the fund had a capital loss carryforward of $268,571,893 available, to the extent provided in regulations, to offset future capital gains, if any, of which $21,447,854 and $247,124,039 expire on September 30, 2009 and 2010, respectively.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2000, through September 30, 2001, the fund incurred net capital losses of approximately $237,926,512 and has deferred and treated such losses as arising in the fiscal year ended September 30, 2002. From November 1, 2001, through September 30, 2002, the fund incurred net capital losses of approximately $85,039,000 and intends to defer and treat such losses as arising in the fiscal year ended September 30, 2003.

            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 2002

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets
Investments, at value*                                          $316,705,768(1)
Collateral for securities on loan                                 44,179,077
Receivable for securities sold                                     1,696,508
Receivable for fund shares sold                                      122,625
Interest and dividends receivable                                     80,728
Other assets                                                          28,271
                                                                ------------
                                                                 362,812,977

Liabilities
Payable for collateral received on securities loaned              44,179,077
Payable for securities purchased                                  13,837,308
Payable for fund shares redeemed                                   1,305,084
Accrued transfer agent and shareholder services                      472,140
Accrued management fee                                               230,523
Accrued distribution and service fees                                 73,294
Accrued trustees' fees                                                36,023
Accrued administration fee                                            25,195
Payable to custodian                                                   7,917(2)
Other accrued expenses                                               187,493
                                                                ------------
                                                                  60,354,054
                                                                ------------

Net Assets                                                      $302,458,923
                                                                ============
Net Assets consist of:
  Unrealized depreciation of investments                        ($38,246,155)
  Accumulated net realized loss                                 (353,770,595)(3)
  Paid-in capital                                                694,475,673
                                                                ------------
                                                                $302,458,923(4)
                                                                ============

* Includes securities on loan valued at $42,638,311.

--------------------------------------------------------------------------------
(1) The fund paid a total of $354,951,923 for these securities.
--------------------------------------------------------------------------------
(2) As part of the custodian contract between the custodian bank and the fund, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At September 30, 2002, the payable to the custodian bank represents the amount due for cash advanced for the settlement of a security purchased.
--------------------------------------------------------------------------------
(3) To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to net operating losses and litigation settlements. At September 30, 2002, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales, Post-October losses and capital loss carryforwards. At September 30, 2002, the tax basis distributable earnings were: $0 in undistributed ordinary income, $0 in undistributed short-term capital gains and $0 in undistributed long-term capital gains.
--------------------------------------------------------------------------------
(4) Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class               Net Assets     /   Number of Shares      =      NAV

A                  $144,813,926          35,976,737               $4.03*
B(1)                $22,314,254           6,437,943               $3.47**
B                   $94,028,893          27,045,251               $3.48**
C                   $10,804,850           3,106,670               $3.48**
S                   $30,497,000           7,155,983               $4.26

*   Maximum offering price per share = $4.28 ($4.03 / 0.9425)

** Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

12   State Street Research Mid-Cap Growth Fund

Statement of Operations
-------------------------------------------------------------------------------
For the year ended September 30, 2002

This shows what the fund earned and lost over the report period, and what expenses were.

Investment Income
Interest                                                          $1,091,488(1)
Dividends, net of foreign taxes                                      777,926(2)
                                                                ------------
                                                                   1,869,414

Expenses
Management fee                                                     3,290,527(3)
Transfer agent and shareholder services                            2,509,434(4)
Reports to shareholders                                              302,884
Custodian fee                                                        114,610
Administration fee                                                    81,940(5)
Distribution and service fees - Class A                              610,799(6)
Distribution and service fees - Class B(1)                           288,030(6)
Distribution and service fees - Class B                              701,466(6)
Distribution and service fees - Class C                              161,544(6)
Registration fees                                                     63,300
Legal fees                                                            43,057
Audit fee                                                             36,800
Trustees' fees                                                        21,997(7)
Miscellaneous                                                         74,688
                                                                ------------
                                                                   8,301,076
Fees paid indirectly                                                (101,731)(8)
                                                                ------------
                                                                   8,199,345
                                                                ------------
Net investment loss                                               (6,329,931)
                                                                ------------


Realized and Unrealized
Gain (Loss) on Investments
Net realized loss on investments                                 (92,837,818)(9)
Change in unrealized appreciation
  of investments                                                  24,991,773
                                                                ------------
Net loss on investments                                          (67,846,045)
                                                                ------------
Net decrease in net assets resulting
 from operations                                                ($74,175,976)
                                                                ============


--------------------------------------------------------------------------------
(1) Includes $224,620 in income from the lending of portfolio securities. As of the report date, the fund had a total of $42,638,311 of securities out on loan and was holding a total of $44,709,288 in collateral (including $44,179,077 of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio and $530,211 of U.S. government obligations) related to these loans.
--------------------------------------------------------------------------------
(2) The fund paid foreign taxes of $8,251.
--------------------------------------------------------------------------------
(3) The management fee is 0.75% of the first $500 million of average net assets, annually, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion fund net assets, annually.
--------------------------------------------------------------------------------
(4) Includes a total of $919,675 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements. Total shareholder service costs are allocated to each fund in the same ratio as the transfer agent costs.
--------------------------------------------------------------------------------
(5) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds.
--------------------------------------------------------------------------------
(6) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of September 30, 2002, there were $1,319,309 and $1,643,916 for Class A and Class C, respectively, of unreimbursed distribution and shareholder servicing-related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.
--------------------------------------------------------------------------------
(7) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(8) Represents transfer agent credits earned from uninvested cash balances and directed brokerage credits used to reduce the custodian fee.
--------------------------------------------------------------------------------
(9) The fund sold $634,806,833 worth of securities. During this same period, the fund also bought $562,632,610 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                   Years ended September 30
                                               ---------------------------------
                                                  2002                 2001
--------------------------------------------------------------------------------
Increase in Net Assets

Operations:
Net investment loss                            ($6,329,931)         ($7,216,150)
Net realized loss on investments               (92,837,818)        (258,889,874)
Change in unrealized
 appreciation (depreciation)
 of investments                                 24,991,773         (231,924,611)
                                              ----------------------------------
Net decrease resulting
 from operations                               (74,175,976)        (498,030,635)
                                              ----------------------------------

Distributions from capital gains:
  Class A                                               --         (189,688,265)
  Class B(1)                                            --          (18,510,592)
  Class B                                               --         (182,597,747)
  Class C                                               --          (22,976,475)
  Class S                                               --          (48,974,089)
                                              ----------------------------------
                                                        --         (462,747,168)
                                              ----------------------------------
Net increase (decrease)
 from fund share transactions                  (73,285,726)         338,082,447
                                              ----------------------------------
Total decrease in net assets                  (147,461,702)        (622,695,356)


Net Assets
Beginning of year                              449,920,625        1,072,615,981
                                              ----------------------------------
End of year                                   $302,458,923         $449,920,625
                                              =================================

The text and notes are an integral part of the financial statements.

14   State Street Research Mid-Cap Growth Fund

These transactions break down by share class as follows:

                                                                                  Years ended September 30
                                                                ---------------------------------------------------------------
                                                                            2002                               2001
                                                                ---------------------------------------------------------------
Class A                                                            Shares           Amount            Shares           Amount
===============================================================================================================================
Shares sold                                                      12,872,573      $68,780,491*       37,119,732     $263,170,694
Issued upon reinvestment of distribution from capital gains              --               --        21,616,957      184,391,165
Shares redeemed                                                 (16,997,725)     (89,584,675)      (41,047,177)    (292,051,670)
                                                                ---------------------------------------------------------------
Net increase (decrease)                                          (4,125,152)    ($20,804,184)       17,689,512     $155,510,189
                                                                ===============================================================

Class B(1)                                                           Shares           Amount            Shares           Amount
===============================================================================================================================
Shares sold                                                       1,865,430       $8,577,447**       2,537,462      $18,579,367
Issued upon reinvestment of distribution from capital gains              --               --         2,455,384       18,243,471
Shares redeemed                                                  (1,407,386)      (6,207,338)***      (981,523)      (6,270,747)
                                                                ---------------------------------------------------------------
Net increase                                                        458,044       $2,370,109         4,011,323      $30,552,091
                                                                ===============================================================

Class B                                                              Shares           Amount            Shares           Amount
===============================================================================================================================
Shares sold                                                         727,648       $3,315,351**         744,458       $7,572,958
Issued upon reinvestment of distribution from capital gains              --               --        23,174,956      171,958,139
Shares redeemed                                                  (9,900,212)     (44,833,459)***    (9,571,871)     (65,399,802)
                                                                ---------------------------------------------------------------
Net increase (decrease)                                          (9,172,564)    ($41,518,108)       14,347,543     $114,131,295
                                                                ===============================================================

Class C                                                              Shares           Amount            Shares           Amount
===============================================================================================================================
Shares sold                                                         211,840       $1,014,532**         250,686       $1,703,333
Issued upon reinvestment of distribution from capital gains              --               --         2,740,992       20,505,210
Shares redeemed                                                  (1,064,624)      (4,952,964)****   (1,773,313)     (11,842,443)
                                                                ---------------------------------------------------------------
Net increase (decrease)                                            (852,784)     ($3,938,432)        1,218,365      $10,366,100
                                                                ===============================================================

Class S                                                              Shares           Amount            Shares           Amount
===============================================================================================================================
Shares sold                                                       1,361,310       $7,769,327         1,845,850      $16,561,489
Issued upon reinvestment of distribution from capital gains              --               --         5,096,679       45,768,173
Shares redeemed                                                  (2,998,486)     (17,164,438)       (4,052,343)     (34,806,890)
                                                                ---------------------------------------------------------------
Net increase (decrease)                                          (1,637,176)     ($9,395,111)        2,890,186      $27,522,772
                                                                ===============================================================

      The trustees have the authority to issue an unlimited number of shares of beneficial interest, with a $0.001 par value per share. At September 30, 2002, the Adviser owned 17,234 Class A shares of the fund.

* Sales charges collected by the distributor and MetLife were $33,664 and $192,965, respectively.

** Like all broker/dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $211,677, $91 and $444 for Class B(1), Class B and Class C, respectively, were paid by the distributor, not the fund.

*** Includes $31,124 and $1,546 in deferred sales charges collected by the distributor for Class B(1) and Class B, respectively.

****  Includes $32 in deferred sales charges collected by the distributor.

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance.

                                                                                           Class A
                                                                 ===============================================================
                                                                                    Years ended September 30
                                                                 ---------------------------------------------------------------
Per-Share Data                                                   2002(a)       2001(a)       2000(a)       1999(a)       1998(a)
================================================================================================================================
Net asset value, beginning of year ($)                             5.04         20.10         13.64         11.95         14.74
                                                                 ------        ------         -----         -----        ------
 Net investment loss ($)                                          (0.07)        (0.06)        (0.15)        (0.14)        (0.12)
 Net realized and unrealized gain (loss) on investments ($)       (0.94)        (6.47)         7.44          3.15         (2.54)
                                                                 ------        ------         -----         -----        ------
Total from investment operations ($)                              (1.01)        (6.53)         7.29          3.01         (2.66)
                                                                 ------        ------         -----         -----        ------
 Distributions from capital gains ($)                                --         (8.53)        (0.83)        (1.32)        (0.13)
                                                                 ------        ------         -----         -----        ------
Total distributions ($)                                              --         (8.53)        (0.83)        (1.32)        (0.13)
                                                                 ------        ------         -----         -----        ------
Net asset value, end of year ($)                                   4.03          5.04         20.10         13.64         11.95
                                                                 ======        ======         =====         =====        ======
Total return (%)(b)                                              (20.04)       (49.83)        54.91         26.75        (18.14)

Ratios/Supplemental Data
================================================================================================================================
Net assets at end of year ($ thousands)                         144,814       201,936       450,521       321,667       319,014
Expense ratio (%)                                                  1.78          1.56          1.38          1.40          1.39
Expense ratio after expense reductions (%)                         1.76          1.54          1.37          1.38          1.39
Ratio of net investment loss to average net assets (%)            (1.33)        (0.73)        (0.85)        (1.03)        (0.88)
Portfolio turnover rate (%)                                      136.30        123.50        171.87         68.03         86.34

                                                                                         Class B(1)
                                                                  ==============================================================
                                                                                   Years ended September 30
                                                                  --------------------------------------------------------------
Per-Share Data                                                     2002(a)          2001(a)          2000(a)          1999(a)(c)
================================================================================================================================
Net asset value, beginning of year ($)                              4.36            18.83            12.90            13.17
                                                                  ------           ------            -----            -----
 Net investment loss ($)                                           (0.09)           (0.09)           (0.26)           (0.17)
 Net realized and unrealized gain (loss) on investments ($)        (0.80)           (5.85)            7.02            (0.10)
                                                                  ------           ------            -----            -----
Total from investment operations ($)                               (0.89)           (5.94)            6.76            (0.27)
                                                                  ------           ------            -----            -----
 Distributions from capital gains ($)                                 --            (8.53)           (0.83)              --
                                                                  ------           ------            -----            -----
Total distributions ($)                                               --            (8.53)           (0.83)              --
                                                                  ------           ------            -----            -----
Net asset value, end of year ($)                                    3.47             4.36            18.83            12.90
                                                                  ======           ======            =====            =====
Total return (%)(b)                                               (20.41)          (50.25)           53.90            (2.05)(d)

Ratios/Supplemental Data
================================================================================================================================
Net assets at end of year ($ thousands)                           22,314           26,083           37,063            8,730
Expense ratio (%)                                                   2.48             2.26             2.11             2.15(e)
Expense ratio after expense reductions (%)                          2.46             2.24             2.10             2.13(e)
Ratio of net investment loss to average net assets (%)             (2.02)           (1.43)           (1.52)           (1.81)(e)
Portfolio turnover rate (%)                                       136.30           123.50           171.87            68.03

The text and notes are an integral part of the financial statements.

16  State Street Research Mid-Cap Growth Fund

                                                                                            Class B
                                                                 ===============================================================
                                                                                    Years ended September 30
                                                                 ---------------------------------------------------------------
Per-Share Data                                                   2002(a)       2001(a)       2000(a)       1999(a)       1998(a)
================================================================================================================================
Net asset value, beginning of year ($)                             4.36         18.82         12.90         11.45         14.24
                                                                 ------        ------         -----         -----        ------
 Net investment loss ($)                                          (0.07)        (0.10)        (0.26)        (0.22)        (0.22)

 Net realized and unrealized gain (loss) on investments ($)       (0.81)        (5.83)         7.01          2.99         (2.44)
                                                                 ------        ------         -----         -----        ------
Total from investment operations ($)                              (0.88)        (5.93)         6.75          2.77         (2.66)
                                                                 ------        ------         -----         -----        ------
 Distributions from capital gains ($)                                --         (8.53)        (0.83)        (1.32)        (0.13)
                                                                 ------        ------         -----         -----        ------
Total distributions ($)                                              --         (8.53)        (0.83)        (1.32)        (0.13)
                                                                 ------        ------         -----         -----        ------
Net asset value, end of year ($)                                   3.48          4.36         18.82         12.90         11.45
                                                                 ======        ======         =====         =====        ======
Total return (%)(b)                                              (20.18)       (50.18)        53.83         25.74        (18.78)

Ratios/Supplemental Data
================================================================================================================================
Net assets at end of year ($ thousands)                          94,029       157,788       411,584       318,695       365,547
Expense ratio (%)                                                  1.88          2.26          2.11          2.15          2.13
Expense ratio after expense reductions (%)                         1.86          2.24          2.10          2.13          2.13
Ratio of net investment loss to average net assets (%)            (1.46)        (1.44)        (1.58)        (1.77)        (1.63)
Portfolio turnover rate (%)                                      136.30        123.50        171.87         68.03         86.34

                                                                                              Class C
                                                                 ===============================================================
                                                                                    Years ended September 30
                                                                 ---------------------------------------------------------------
Per-Share Data                                                   2002(a)       2001(a)       2000(a)       1999(a)       1998(a)
================================================================================================================================
Net asset value, beginning of year ($)                             4.39         18.87         12.93         11.47         14.26
                                                                 ------        ------         -----         -----        ------
 Net investment loss ($)                                          (0.09)        (0.10)        (0.27)        (0.22)        (0.22)
 Net realized and unrealized gain (loss) on investments ($)       (0.82)        (5.85)         7.04          3.00         (2.44)
                                                                 ------        ------         -----         -----        ------
Total from investment operations ($)                              (0.91)        (5.95)         6.77          2.78         (2.66)
                                                                 ------        ------         -----         -----        ------
 Distributions from capital gains ($)                                --         (8.53)        (0.83)        (1.32)        (0.13)
                                                                 ------        ------         -----         -----        ------
Total distributions ($)                                              --         (8.53)        (0.83)        (1.32)        (0.13)
                                                                 ------        ------         -----         -----        ------
Net asset value, end of year ($)                                   3.48          4.39         18.87         12.93         11.47
                                                                 ======        ======         =====         =====        ======
Total return (%)(b)                                              (20.73)       (50.15)        53.86         25.77        (18.76)

Ratios/Supplemental Data
================================================================================================================================
Net assets at end of year ($ thousands)                          10,805        17,362        51,721        41,235        55,208
Expense ratio (%)                                                  2.48          2.26          2.11          2.15          2.13
Expense ratio after expense reductions (%)                         2.46          2.24          2.10          2.13          2.13
Ratio of net investment loss to average net assets (%)            (2.05)        (1.44)        (1.58)        (1.77)        (1.63)
Portfolio turnover rate (%)                                      136.30        123.50        171.87         68.03         86.34

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) January 1, 1999 (commencement of share class) to September 30, 1999.
(d) Not annualized.
(e) Annualized.

            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                                                              Class S
                                                                 ===============================================================
                                                                                    Years ended September 30
                                                                 ---------------------------------------------------------------
Per-Share Data                                                   2002(a)       2001(a)       2000(a)       1999(a)       1998(a)
================================================================================================================================
Net asset value, beginning of year ($)                             5.32         20.62         13.94         12.16         14.96
                                                                 ------        ------         -----         -----        ------
 Net investment loss ($)                                          (0.06)        (0.04)        (0.11)        (0.10)        (0.09)
 Net realized and unrealized gain (loss) on investments ($)       (1.00)        (6.73)         7.62          3.20         (2.58)
                                                                 ------        ------         -----         -----        ------
Total from investment operations ($)                              (1.06)        (6.77)         7.51          3.10         (2.67)
                                                                 ------        ------         -----         -----        ------
 Distributions from capital gains ($)                                --         (8.53)        (0.83)        (1.32)        (0.13)
                                                                 ------        ------         -----         -----        ------
Total distributions ($)                                              --         (8.53)        (0.83)        (1.32)        (0.13)
                                                                 ------        ------         -----         -----        ------
Net asset value, end of year ($)                                   4.26          5.32         20.62         13.94         12.16
                                                                 ======        ======         =====         =====        ======
Total return (%)(b)                                              (19.92)       (49.68)        55.32         27.06        (17.94)


Ratios/Supplemental Data
================================================================================================================================
Net assets at end of year ($ thousands)                          30,497        46,751       121,727        90,751       113,118
Expense ratio (%)                                                  1.48          1.26          1.11          1.15          1.14
Expense ratio after expense reductions (%)                         1.46          1.24          1.10          1.13          1.14
Ratio of net investment loss to average net assets (%)            (1.05)        (0.43)        (0.58)        (0.77)        (0.63)
Portfolio turnover rate (%)                                      136.30        123.50        171.87         68.03         86.34

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.

The text and notes are an integral part of the financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Capital Trust and the Shareholders of State
Street Research Mid-Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the State Street Research Mid-Cap Growth Fund (a series of State Street Research Capital Trust, hereafter referred to as the "Trust") at September 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 8, 2002

18  State Street Research Mid-Cap Growth Fund

State Street Research Capital Trust

                                                                                          Number of Funds
   Name,       Position(s)  Term of Office                                                in Fund Complex             Other
 Address        Held with   and Length of       Principal Occupations                       Overseen by         Directorships Held
and Age(a)        Fund      Time Served(b)      During Past 5 Years                       Trustee/Officer(c)    by Trustee/Officer
====================================================================================================================================
Independent Trustees

Bruce R. Bond    Trustee    Since 1999      Retired; formerly Chairman of the Board, Chief      27             Ceridian Corporation
(56)                                        Executive Officer and President, PictureTel
                                            Corporation (video conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
Steve A. Garban  Trustee    Since 1997      Retired; formerly Senior Vice President for         47             Metropolitan Series
(65)                                        Finance and Operations and Treasurer, The                          Fund, Inc.(d)
                                            Pennsylvania State University
------------------------------------------------------------------------------------------------------------------------------------
Dean O.          Trustee    Since 1985      Retired; formerly Executive Vice President,         47             The Clorox Company;
Morton                                      Chief Operating Officer and Director,                              KLA-Tencor
(70)                                        Hewlett-Packard Company (computer manufacturer)                    Corporation; BEA
                                                                                                               Systems, Inc.;
                                                                                                               Cepheid; Pharsight
                                                                                                               Corporation; and
                                                                                                               Metropolitan Series
                                                                                                               Fund, Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
Susan M.         Trustee    Since 1998      Dean, School of Business and Public Management,     27             None
Phillips                                    George Washington University; formerly a member
(57)                                        of the Board of Governors of the Federal
                                            Reserve System and Chairman; and Commissioner
                                            of the Commodity Futures Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
Toby             Trustee    Since 1995      President, Founders Investments Ltd.                47             AP Pharma, Inc.; and
Rosenblatt                                  (investments); formerly President, The Glen                        Metropolitan Series
(64)                                        Ellen Company (private investment firm)                            Fund, Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
Michael S.       Trustee    Since 1987      Jay W. Forrester Professor of Management, Sloan     47             Metropolitan Series
Scott Morton                                School of Management, Massachusetts Institute                      Fund, Inc.(d)
(65)                                        of Technology
------------------------------------------------------------------------------------------------------------------------------------
James M.         Trustee    Since 2002      Attorney; formerly Partner, Dechert (law firm)      27             SEI Investments Funds
Storey                                                                                                         (consisting of 104
(71)                                                                                                           portfolios); and The
                                                                                                               Massachusetts Health
                                                                                                               & Education
                                                                                                               Tax-Exempt Trust
====================================================================================================================================
Interested Trustee

Richard S.       Trustee    Since 2000      Chairman of the Board, President and Chief          27             None
Davis++                                     Executive Officer of State Street Research &
(57)                                        Management Company; formerly Senior Vice
                                            President, Fixed Income Investments,
                                            Metropolitan Life Insurance Company; and
                                            Managing Director, J.P. Morgan Investment
                                            Management
====================================================================================================================================
Officers

John F.          Vice       Since 2001      Managing Director of State Street Research &        3              None
Burbank          President                  Management Company; formerly Senior Vice
(65)                                        President, State Street Research & Management
                                            Company
------------------------------------------------------------------------------------------------------------------------------------
C. Kim           Vice       Since 2002      Managing Director and Chief Investment              25             None
Goodwin          President                  Officer-Equities of State Street Research &
(43)                                        Management Company; formerly Chief Investment
                                            Officer-U.S. Growth Equities, American Century;
                                            and Senior Vice President and portfolio
                                            manager, Putnam Investments
------------------------------------------------------------------------------------------------------------------------------------
Eileen M.        Vice       Since 2002      Senior Vice President of State Street Research      3              None
Leary (40)       President                  & Management Company; formerly Vice President,
                                            State Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
John S.          Vice       Since 2001      Managing Director, Chief Financial Officer and      27             None
Lombardo         President                  Director of State Street Research & Management
(47)                                        Company; formerly Executive Vice President,
                                            State Street Research & Management Company; and
                                            Senior Vice President, Product and Financial
                                            Management, MetLife Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
Tucker Walsh     Vice       Since 1999      Managing Director of State Street Research &        3              None
(33)             President                  Management Company; formerly Vice President and
                                            analyst, State Street Research & Management
                                            Company
------------------------------------------------------------------------------------------------------------------------------------
Douglas A.       Treasurer  Since 2001      Senior Vice President and Treasurer of State        27             None
Romich                                      Street Research & Management Company; formerly
(45)                                        Vice President and Assistant Treasurer, State
                                            Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Francis J.       Secretary  Since 1995      Managing Director, General Counsel and              27             None
McNamara, III                               Secretary of State Street Research & Management
(47)                                        Company; formerly Executive Vice President,
                                            State Street Research & Management Company
====================================================================================================================================

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.
(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.
(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.
(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.
++ Mr. Davis is an "interested person" of the Trust under the Investment Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

[LOGO] STATE STREET RESEARCH                                   -----------------
One Financial Center o Boston, MA 02111-2690                       PRSRT STD
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                 PERMIT NO. 6
                                                                  HUDSON, MA
                                                               -----------------

Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  Internet
            www.ssrfunds.com

[COMPUTER]  E-mail
            info@ssrfunds.com

[PHONE]     Phone
            1-87-SSR-FUNDS (1-877-773-8637), toll-free, 7 days a week, 24 hours a day
            Hearing-impaired: 1-800-676-7876
            Chinese- and Spanish-speaking: 1-888-638-3193

[FAX]       Fax
            1-617-737-9722 (request confirmation number first from the Service Center by calling 1-87-SSR-FUNDS or 1-877-773-8637)

[MAILBOX]   Mail
            State Street Research Service Center
            P.O. Box 8408, Boston, MA 02266-8408

For 24-Hour
Automated Access
to Your Account

[PHONE]  1-87-SSR-FUNDS
         ----------------
         (1-877-773-8637)

www.ssrfunds.com

OverView
----------------------------------------
For more information on the products and services mentioned in OverView, our shareholder newsletter, visit our web site at www.ssrfunds.com.

Webcasts
----------------------------------------
[GRAPHIC]   For a professional
            perspective on the markets,
            the economy and timely
            investment topics, tune in
            to a State Street Research
            webcast.

Complete Fund Listing
----------------------------------------
[GRAPHIC]   For a list of our funds,
            visit our web site at
            www.ssrfunds.com under
            Research Our Funds.

State Street Research
FYI
--------------------------------------------------------------------------------
[COMPUTER]  State Street Research introduces electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the web at www.ssrfunds.com and click on "Go to Your Account" or call us toll-free at 1-87-SSR-FUNDS (1-877-773-8637).

            Did you know that you can give a State Street Research mutual fund as a gift? To learn more, call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time.

[GRAPHIC]   The DALBAR awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Mid-cap Growth Fund prospectus. When used after December 31, 2002, this report must be accompanied by the most recent Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund, call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

(C)2002 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

Cover Image:(C)Corbis

CONTROL NUMBER:(exp1103)SSR-LD                                     MCG-2653-1102

[LOGO] STATE STREET RESEARCH

Emerging Growth Fund
--------------------------------------------------------------------------------
               [GRAPHIC]
               Annual Report to Shareholders
               September 30, 2002
In This Report
                                   Review of Fund Performance


                                   [GRAPHIC]

                                      plus
                                        A Message from the Chairman
                                        Comments from the Fund's Manager
                                        Key Facts and Financial Statements

    Contents

2   12-Month Review
    A look at the fund and its market environment over the past 12 months

4   Performance in Perspective
    The most recent performance in the context of the fund's track record

6   The Fund in Detail
    Portfolio holdings, financials and notes

From the Chairman

[Photo of Richard S. Davis]
Richard S. Davis

Investor Confidence
is the bedrock of the financial markets, and it has been shaken over the past year by national tragedy, economic uncertainty and corporate scandal. At State Street Research, we have managed investments through other such difficult times. We are confident that the U.S. financial markets are as strong as the companies, the institutions and the workers that comprise them. Although we can neither predict nor control the markets, we will continue to rely on our experience and our research expertise, because it is the way we think that sets us apart.

In the report that follows, your portfolio manager talks in more detail about the reasons for the fund's performance in a period of uncertainty and where he sees opportunity for the period ahead. We look forward to continuing to help you reach your long-term financial goals.

As always, thank you for choosing State Street Research funds.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis, Chairman
September 30, 2002

[GRAPHIC]
12-Month Review     Management's Discussion of Fund Performance Part 1

                           How State Street Research
                         Emerging Growth Fund Performed

In a year that was difficult for the stock market in general, State Street Research Emerging Growth Fund returned -5.83% for the 12-month period ended September 30, 2002.(1) That was significantly better than the Russell 2000(R) Growth Index, which returned -18.16% over the same period.(2) The fund also outperformed the Lipper Small-Cap Growth Funds Average, which returned -17.05% for the year.(3)

Reasons for the Fund's Performance

Strong stock selection in education services, casinos and healthcare stocks was the main reason for the fund's strong performance relative to the index during the year. Despite a lukewarm economy, companies in these sectors generated positive earnings surprises.Top performers included Education Management, International Game Technology and Priority Healthcare.The fund also benefited by avoiding software stocks as deteriorating business prospects plagued the technology sector.

The fund's investments in semiconductor and telecommunications equipment hurt results. Among the most disappointing performers were semiconductor equipment companies LTX and Brooks-PRI Automation.

Looking Ahead

Despite uncertainties about the economy, the possibility of war and disappointing profits, small-cap growth stocks have many factors working in their favor: reasonable valuations, low interest rates, a relatively low supply of new equity issuance plus the fact that, historically, small-cap growth companies have fared well in a recovering economy.

More of Management's Discussion of Fund Performance on pages 4 and 5. |_|

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Class A Shares(1)

-5.83% [DOWN ARROW]

"Our outlook is positive for the long term. Historically, small-cap growth companies have fared well in a recovering economy."

[Photo of Tucker Walsh]
Tucker Walsh
Portfolio Manager,
State Street Research
Emerging Growth Fund

Russell 2000 Growth Index(2)

-18.16% [DOWN ARROW]

2  State Street Research Emerging Growth Fund

[GRAPHIC] The Fund at a Glance as of 9/30/02

State Street Research Emerging Growth Fund: An aggressive growth fund focusing on small emerging growth companies.


Hits & Misses

[GRAPHIC]
International Game Technology

The gaming industry's leading slot machine manufacturer, IGT benefited from expansion in the gaming market and a strong new product cycle led by innovative cashless machines.

[GRAPHIC]
Cypress Semiconductor

Weakening demand in the communications and consumer electronics markets led Cypress, which is making the transition from manufacturer to diversified semiconductor supplier, to lower its future growth expectations.


Total Net Assets: $89 million
--------------------------------------------------------------------------------

Top 10 Holdings

    Issuer/Security             % of fund assets

1   Priority Healthcare                     5.1%
2   Cox Radio                               3.3%
3   Education Management                    3.3%
4   Province Healthcare                     2.8%
5   PRG-Shultz International                2.7%
6   Advance PCS                             2.7%
7   Caremark Rx                             2.6%
8   International Game Technology           2.5%
9   Select Medical                          2.5%
10  Radio One                               2.2%
    Total                                  29.7%

See page 9 for more detail.

Performance: Class A

Fund average annual total return as of 9/30/02(4,6,7)
(does not reflect sales charge)

                                 Life of Fund
          1 Year     5 Years      (10/4/93)
---------------------------------------------
          -5.83%      -2.80%         4.79%

Fund average annual total return as of 9/30/02(4,5,6,7)
(at maximum applicable sales charge)

                                 Life of Fund
     1 Year          5 Years      (10/4/93)
---------------------------------------------
     -11.24%          -3.94%         4.10%

Russell 2000 Growth Index as of 9/30/02(2)

                                Life of Fund
     1 Year          5 Years      (10/4/93)
---------------------------------------------
     -18.16%          -9.49%        0.97%

See pages 4 and 5 for data on other share classes.

Top 5 Industries
by % of fund assets

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

September 30, 2002

Healthcare Services                                     17.9%
Consumer Services                                        8.6%
Banks & Savings & Loan                                   7.4%
Restaurants                                              6.9%
Communications, Media & Entertainment                    6.6%

September 30, 2001

Healthcare Services                                      8.4%
Healthcare Facilities                                    7.5%
Drugs & Biotechnology                                    6.9%
Banks & Savings & Loan                                   6.3%
Commercial Services                                      6.3%

Ticker Symbols
State Street Research Emerging Growth Fund
Class A: SCGAX Class B(1): SRCBX Class B: SCGBX Class C: SGCDX Class S: SSEGX

--------------------------------------------------------------------------------

(1) Does not reflect sales charge.

(2) The Russell 2000 Growth Index contains those stocks within the complete Russell 2000(R) Index (a small-company index) that show above-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) The Lipper Small-Cap Growth Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper Average shows you how well the fund has done compared to competing funds.

(4) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(5) Performance reflects a maximum 5.75% Class A share front-end sales charge.

(6) Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

(7) Because the fund invests in emerging growth and special situation companies, an investment in the fund may involve greater-than-average risk and above-average price fluctuations. Small-company stocks are more volatile than large-company stocks. Favorable investments in initial public offerings ("IPOs") have helped produce short-term returns in some periods that are not typical and may not continue in the future.

[GRAPHIC]
Performance in Perspective   Management's Discussion of Fund Performance Part 2

                  Performance Figures as of September 30, 2002

These two pages focus on the fund's long-term track record.While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance.Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period --say, five years--in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any). It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A   Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

                                                                    Life of Fund
                                              1 Year      5 Years    (10/4/93)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)               -5.83%      -13.24%      52.34%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)         -11.24%      -18.23%      43.58%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)         -11.24%       -3.94%       4.10%


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

                                                          Russell 2000
                    Class A           S&P 500 Index       Growth Index
                    --------------------------------------------------
'93                   9425                10000              10000
'94                   8448                10368              10086
'95                   9563                13448              12931
'96                  11182                16181              14562
'97                  16549                22723              17962
'98                  11589                24786              13502
'99                  14961                31674              17908
'00                  21850                35878              23221
'01                  15263                26331              13331
'02                  14358                20941              10910

--------------------------------------------------------------------------------
Class B(1)  Back Load for accounts opened after 1/1/99

o   No initial sales charge

o   Deferred sales charge of 5% or less on shares you sell within six years

o   Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                                    Life of Fund
                                               1 Year      5 Years    (10/4/93)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                -6.63%      -16.08%      43.42%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)          -11.30%      -17.15%      43.42%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)          -11.30%       -3.69%       4.09%


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

                                                          Russell 2000
                   Class B(1)         S&P 500 Index       Growth Index
                   ---------------------------------------------------
'93                  10000                10000              10000
'94                   8921                10368              10086
'95                  10031                13448              12931
'96                  11634                16181              14562
'97                  17090                22723              17962
'98                  11868                24786              13502
'99                  15235                31674              17908
'00                  22095                35878              23221
'01                  15360                26331              13331
'02                  14342                20941              10910

--------------------------------------------------------------------------------

4   State Street Research Emerging Growth Fund

--------------------------------------------------------------------------------
Class B  Back Load   (only available through exchanges from another Class B
                     account)

o   No initial sales charge

o   Deferred sales charge of 5% or less on shares you sell within five years

o   Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                                    Life of Fund
                                               1 Year      5 Years    (10/4/93)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                -6.51%      -15.96%      43.63%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)          -11.19%      -17.03%      43.63%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)          -11.19%       -3.66%       4.11%


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

                                                        Russell 2000
                    Class B        S&P 500 Index        Growth Index
                    ------------------------------------------------
'93                 10000             10000                10000
'94                  8921             10368                10086
'95                 10031             13448                12931
'96                 11634             16181                14562
'97                 17090             22723                17962
'98                 11868             24786                13502
'99                 15235             31674                17908
'00                 22080             35878                23221
'01                 15363             26331                13331
'02                 14363             20941                10910

--------------------------------------------------------------------------------
Class C  Level Load

o   No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o   Lower deferred sales charge than Class B(1) shares

o   Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                                                    Life of Fund
                                              1 Year      5 Years    (10/4/93)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)               -6.50%      -15.93%      43.78%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)          -7.44%      -15.93%      43.78%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)          -7.44%       -3.41%       4.12%


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

                                                          Russell 2000
                    Class C           S&P 500 Index       Growth Index
                    --------------------------------------------------
'93                  10000                10000              10000
'94                   8921                10368              10086
'95                  10031                13448              12931
'96                  11623                16181              14562
'97                  17103                22723              17962
'98                  11883                24786              13502
'99                  15235                31674              17908
'00                  22095                35878              23221
'01                  15378                26331              13331
'02                  14378                20941              10910

--------------------------------------------------------------------------------
Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o   No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                                                    Life of Fund
                                               1 Year      5 Years    (10/4/93)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                -5.82%      -11.92%      56.53%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)           -5.82%      -11.92%      56.53%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)           -5.82%       -2.51%       5.11%


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

                                                          Russell 2000
                    Class S           S&P 500 Index       Growth Index
                    --------------------------------------------------
'93                  10000                10000              10000
'94                   9005                10368              10086
'95                  10230                13448              12931
'96                  11979                16181              14562
'97                  17770                22723              17962
'98                  12470                24786              13502
'99                  16160                31674              17908
'00                  23651                35878              23221
'01                  16620                26331              13331
'02                  15653                20941              10910

--------------------------------------------------------------------------------

A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions at net asset value.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 2000 Growth Index contains those stocks in the Russell 2000 Index (a small-company index) that show above-average growth. The indexes do not take transaction charges into consideration. It is not possible to invest directly in an index.

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares.

Because the fund invests in emerging growth and special situation companies, an investment in the fund may involve greater-than-average risk and above average price fluctuations. Small-company stocks are more volatile than large-company stocks. Favorable investments in initial public offerings ("IPOs") have helped produce short-term returns in some periods that are not typical and may not continue in the future.

Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

[GRAPHIC]
The Fund in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year, and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

[GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 7 to 18 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.

6  State Street Research Emerging Growth Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Emerging Growth Fund is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities.This fund is a series of State Street Research Capital Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

    o The board of trustees oversees the fund with its shareholders' interests in mind and has ultimate responsibility for the fund's activities.

    o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

    o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

    o The custodian, State Street Bank & Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank & Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firms' employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide growth of capital by investing primarily in emerging growth companies, with an emphasis on small companies.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure.The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both Class B(1) and Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day).The fund uses the following methods for determining the values of various types of securities:

    o Listed securities - The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

    o Over-the-counter securities - The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

    o Securities maturing within 60 days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

    o Foreign securities - If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

    o Interest - The fund accrues interest daily as it earns it.

    o Cash dividends - The fund accrues these on the ex-dividend date.

Investment income and realized and unrealized gains and losses are allocated pro rata on the basis of relative net assets by the holders of all classes of shares. Net investment income is determined daily and consists of interest and dividends earned, less the estimated daily expenses of the fund.

The fund may seek additional income by lending portfolio securities to qualified institutions.The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income. Investments in the State Street Navigator Securities Lending Prime Portfolio are valued at its closing net asset value per share on the day of valuation.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles.The difference is primarily due to differing treatments for wash sale deferrals.The fund distributes its earnings on the following schedule:

    o Dividends from net investment income - The fund ordinarily declares and pays these annually, if any.

    o Net realized capital gains - The fund distributes these annually, if any.

If the fund has no earnings to distribute, it won't make a distribution.

The fund has elected to be taxed under Subchapter M of the Internal Revenue Code. As such, the fund does not intend to pay federal income taxes, in part because it makes distributions as described above.

The fund pays expenses as follows:

    o Expenses attributed to the fund - The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee, and distribution and service fees.

    o Expenses attributed to the trust of which the fund is a series - These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities, and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.

8  State Street Research Emerging Growth Fund

Portfolio Holdings
--------------------------------------------------------------------------------
September 30, 2002

The listings that begin on this page detail the fund's investment holdings as of the report date.We have grouped the holdings by asset class and then by specific industry.

The solid black circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*   Denotes a security which has not paid a dividend during the last year.
--------------------------------------------------------------------------------


      Issuer                                              Shares         Value
      --------------------------------------------------------------------------

      Common Stocks 94.5% of net assets

      Automobiles & Transportation 2.5% of net assets
      --------------------------------------------------------------------------

      Miscellaneous Transportation 0.7%
      Pacer International Inc.*                           54,500        $618,575
                                                                     -----------

      Truckers 1.8%
      J.B. Hunt Transportation Services Inc.*             37,900         892,545
      Knight Transportation Inc.*                         46,800         725,400
                                                                     -----------
                                                                       1,617,945
                                                                     -----------
      Total Automobiles & Transportation                               2,236,520
                                                                     -----------

      Consumer Discretionary 41.3% of net assets
      --------------------------------------------------------------------------

      Casinos/Gambling, Hotel/Motel 6.1%
(8)   International Game Technology Inc.*                 32,600       2,253,964
      Mandalay Resort Group*                              51,800       1,737,890
      Station Casinos Inc.*                               84,100       1,430,541
                                                                     -----------
                                                                       5,422,395
                                                                     -----------

      Commercial Services 3.8%
      Corporate Executive Board Co.*                      35,900       1,024,945
      Hotels.com*                                         26,100       1,320,138
      Overture Services Inc.*                             42,000         989,940
                                                                     -----------
                                                                       3,335,023
                                                                     -----------

      Communications, Media & Entertainment 6.6%
(2)   Cox Radio, Inc. Cl. A*                             113,100       2,958,696
      Hollywood Entertainment Corp.*                      70,000       1,016,400
(10)  Radio One Inc. Cl. D*                              117,400       1,935,926
                                                                     -----------
                                                                       5,911,022
                                                                     -----------

      Consumer Electronics 2.8%
      Activision Inc.*                                    26,900         643,717
      Harman International Inc.                           20,800       1,076,400
      THQ Inc.*                                           38,100         792,480
                                                                     -----------
                                                                       2,512,597
                                                                     -----------

      Consumer Products 1.8%
      Oakley Inc.*                                       158,700       1,594,935
                                                                     -----------

      Consumer Services 8.6%
      Career Education Corp.*                             32,700       1,569,862
      Corinthian Colleges Inc.*                           13,900         524,586
(3)   Education Management Corp.*                         66,100       2,926,247
      Rent-A-Center Inc.*                                 29,100       1,511,745
      University of Phoenix Online*                       35,400       1,138,110
                                                                     -----------
                                                                       7,670,550
                                                                     -----------

            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
September 30, 2002

      Issuer                                              Shares         Value
      --------------------------------------------------------------------------

      Leisure Time 2.0%
      Bally Total Fitness Holding Corp.*                  41,900        $415,229
      Penn National Gaming Inc.*                          74,000       1,397,120
                                                                     -----------
                                                                       1,812,349
                                                                     -----------

      Restaurants 6.9%
      Applebees International Inc.                        67,050       1,469,736
      Cheesecake Factory Inc.*                            59,200       1,765,936
      O'Charley's Inc.*                                   55,500       1,040,125
      Ruby Tuesday Inc.                                   98,800       1,855,464
                                                                     -----------
                                                                       6,131,261
                                                                     -----------

      Retail 2.7%
      Big 5 Sporting Goods Corp.*                         58,700         601,675
      O'Reilly Automotive Inc.*                           29,300         838,566
      Tuesday Morning Corp.*                              52,700         959,667
                                                                     -----------
                                                                       2,399,908
                                                                     -----------
      Total Consumer Discretionary                                    36,790,040
                                                                     -----------

      Consumer Staples 1.2% of net assets
      --------------------------------------------------------------------------

      Drug & Grocery Store Chains 1.2%
      Duane Reade Inc.*                                   66,100       1,057,600
                                                                     -----------
      Total Consumer Staples                                           1,057,600
                                                                     -----------

      Financial Services 11.4% of net assets
      --------------------------------------------------------------------------

      Banks & Savings & Loan 7.4%
      CCBT Financial Companies, Inc.                      27,400         717,058
      Hudson River Bancorp Inc.                           54,600       1,318,590
      Independent Bank Corp.                              21,700         431,396
      Investors Financial Services Co.                    37,600       1,017,832
      New York Community Bancorp Inc.                     57,375       1,616,254
      Quaker City Bancorp Inc*                            28,550         947,003
      Roslyn Bancorp Inc.                                 33,100         576,271
                                                                     -----------
                                                                       6,624,404
                                                                     -----------

      Financial Data Processing Services &
       Systems 2.7%
(5)   PRG-Shultz International Inc.*                     195,000       2,414,100
                                                                     -----------

      Insurance 1.3%
      PartnerRe Holdings Ltd.                             23,600       1,137,048
                                                                     -----------
      Total Financial Services                                        10,175,552
                                                                     -----------

      Healthcare 25.0% of net assets
      --------------------------------------------------------------------------

      Drugs & Biotechnology 6.4%
      Cephalon Inc.*                                      28,000       1,142,960
(1)   Priority Healthcare Corp. Cl. B*                   180,900       4,558,680
                                                                     -----------
                                                                       5,701,640
                                                                     -----------

      Healthcare Services 17.9%
(6)   Advance PCS*                                       105,000      $2,365,650
      AmSurg Corp.*                                       35,500       1,071,035
(7)   Caremark Rx Inc.*                                  138,600       2,356,200
      Community Health Systems Inc.*                      70,100       1,866,763
      Coventry Health Care Inc.*                          35,500       1,153,750
      First Health Group Corp.*                           63,800       1,730,256
(4)   Province Healthcare Co.*                           143,350       2,458,453
(9)   Select Medical Corp.*                              156,400       2,236,520
      Stericycle Inc.*                                    19,800         671,616
                                                                     -----------
                                                                      15,910,243
                                                                     -----------

      Hospital Supply 0.7%
      TheraSense Inc.*                                    43,400         605,864
                                                                     -----------
      Total Healthcare                                                22,217,747
                                                                     -----------
      Other Energy 4.4% of net assets
      --------------------------------------------------------------------------

      Oil & Gas Producers 1.7%
      Pogo Producing Co.                                  32,700       1,113,762
      Vintage Petroleum Inc.                              35,300         381,240
                                                                     -----------
                                                                       1,495,002
                                                                     -----------

      Oil Well Equipment & Services 2.7%
      Grant Pideco Inc.*                                  49,300         421,022
      Varco International Inc.*                           32,500         549,900
      W-H Energy Services Inc.*                           81,400       1,408,220
                                                                     -----------
                                                                       2,379,142
                                                                     -----------
      Total Other Energy                                               3,874,144
                                                                     -----------

      Producer Durables 2.9% of net assets
      --------------------------------------------------------------------------

      Aerospace 0.6%
      MTC Technologies, Inc.*                             26,000         562,900
                                                                     -----------

      Machinery 0.5%
      Helix Technology Corp.                              43,200         416,880
                                                                     -----------

      Production Technology Equipment 1.8%
      Brooks-PRI Automation Inc.*                         45,700         521,894
      LTX Corp.*                                         122,500         558,600
      Varian Semiconductor Equipment Inc.*                29,200         480,048
                                                                     -----------
                                                                       1,560,542
                                                                     -----------
      Total Producer Durables                                          2,540,322
                                                                     -----------

      Technology 5.8% of net assets
      --------------------------------------------------------------------------

      Communications Technology 1.4%
      Anaren Microwave Inc.*                              89,300         734,046
      Avocent Corp.*                                      37,800         505,764
                                                                     -----------
                                                                       1,239,810
                                                                     -----------

The text and notes are an integral part of the financial statements.

10   State Street Research Emerging Growth Fund

      Issuer                                            Shares        Value
      -----------------------------------------------------------------------

      Computer Software 1.3%
      Borland Software Corp.*                           95,500       $743,945
      J.D. Edwards & Co.*                               47,800        442,150
                                                                  -----------
                                                                    1,186,095
                                                                  -----------

      Electronics 1.2%
      Aeroflex Inc.*                                   166,400        838,656
      Kopin Corp.*                                      62,300        216,804
                                                                  -----------
                                                                    1,055,460
                                                                  -----------

      Electronics: Semiconductors/Components 1.9%
      Artisan Components Inc.*                          34,600        315,171
      Cree Inc.*                                        58,500        731,250
      Cypress Semiconductor Corp.*                     101,400        665,184
                                                                  -----------
                                                                    1,711,605
                                                                  -----------
      Total Technology                                              5,192,970
                                                                  -----------

      Total Common Stocks                                          84,084,895(1)
                                                                  -----------

--------------------------------------------------------------------------------
(1) The fund paid a total of $89,869,145 for these securities.
--------------------------------------------------------------------------------

                                                    Amount of
                                                    Principal
      --------------------------------------------------------------------------
      Commercial Paper 9.2% of net assets

      Caterpillar Financial Services NV
        1.72%, 10/08/2002                            $954,000         953,681

      Citicorp
        1.77%, 10/08/2002                             297,000         296,898

      General Electric Capital Corp.
        1.73%, 10/02/2002                           3,584,000       3,583,828

      Merrill Lynch & Co.
        1.70%, 10/01/2002                             581,000         581,000

      Pitney Bowes Inc.
        1.72%, 10/03/2002                           2,788,000       2,787,733
                                                                  -----------

      Total Commercial Paper                                        8,203,140(2)
                                                                  -----------

--------------------------------------------------------------------------------
(2) The fund paid a total of $8,203,140 for these securities.
--------------------------------------------------------------------------------

                                                      % of
                                                    Net Assets      Value
      --------------------------------------------------------------------------

      Summary of Portfolio Assets

      Investments                                     103.7%     $92,288,035(3)
                                                                 -----------

      Total Other Assets, Less Liabilities             (3.7%)    (3,256,162)

      Net Assets                                      100.0%     $89,031,873
                                                                 ===========

--------------------------------------------------------------------------------
(3) The fund paid a total of $98,072,285 for these securities.
--------------------------------------------------------------------------------

Federal Income Tax Information

At September 30, 2002, the net
unrealized depreciation of investments
based on cost for federal income tax
purposes of $98,972,578 was as follows:

Aggregate gross unrealized appreciation
for all investments in which there is an
excess of value over tax cost                      $6,867,060

Aggregate gross unrealized depreciation
for all investments in which there is an
excess of tax cost over value                     (13,551,603)
                                                  -----------

                                                  ($6,684,543)
                                                  ===========

At September 30, 2002, the fund had a capital loss carryforward of $16,724,563 available, to the extent provided in regulations, to offset future capital gains, if any, of which $3,427,141 and $13,297,422 expire on September 30, 2009 and 2010, respectively.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2000, through September 30, 2001, the fund incurred net capital losses of $8,135,407 and has deferred and treated such losses as arising in the fiscal year ended September 30, 2002. From November 1, 2001 through September 30, 2002, the fund incurred net capital losses of approximately $3,622,000 and intends to defer and treat such losses as arising in the fiscal year ended September 30, 2003.

            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 2002

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets
Investments, at value*                                           $92,288,035(1)
Collateral for securities on loan                                 23,456,920
Receivable for securities sold                                     1,570,561
Receivable for fund shares sold                                      143,856
Receivable from distributor                                           57,601
Dividends receivable                                                   4,016
Other assets                                                          12,986
                                                               -------------
                                                                 117,533,975

Liabilities
Payable for collateral received on securities loaned              23,456,920
Payable for securities purchased                                   4,379,342
Payable for fund shares redeemed                                     130,585
Payable to custodian                                                 121,049(2)
Accrued transfer agent and shareholder services                      108,201
Accrued management fee                                                53,353
Accrued distribution and service fees                                 43,114
Accrued administration fee                                            15,151
Accrued trustees' fees                                                 8,142
Other accrued expenses                                               186,245
                                                               -------------
                                                                  28,502,102
                                                               -------------

Net Assets                                                       $89,031,873
                                                               =============
Net Assets consist of:
Unrealized depreciation of investments                           ($5,784,250)
Accumulated net realized loss                                    (21,247,341)(3)
Paid-in capital                                                  116,063,464
                                                               -------------
                                                                 $89,031,873(4)
                                                               =============

* Includes securities on loan valued at $22,522,985.

--------------------------------------------------------------------------------
(1) The fund paid a total of $98,072,285 for these securities.
--------------------------------------------------------------------------------
(2) As part of the custodian contract between the custodian bank and the fund, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At September 30, 2002, the payable to the custodian bank represents the amount due for cash advanced for the settlement of a security purchased.
--------------------------------------------------------------------------------
(3) To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to net operating losses. At September 30, 2002, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales, Post-October losses and capital loss carryforwards. At September 30, 2002, the tax basis distributable earnings were: $0 in undistributed ordinary income, $0 in undistributed short-term capital gains and $0 in undistributed long-term capital gains.
--------------------------------------------------------------------------------
(4) Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class               Net Assets    /   Number of Shares  =      NAV
A                  $41,473,956           4,750,314            $8.73*
B(1)               $13,288,138           1,654,818            $8.03**
B                  $22,422,197           2,789,654            $8.04**
C                   $5,794,003             719,968            $8.05**
S                   $6,053,579             667,850            $9.06


*   Maximum offering price per share = $9.26 ($8.73 / 0.9425)

** Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

12  State Street Research Emerging Growth Fund

Statement of Operations
--------------------------------------------------------------------------------
For the year ended September 30, 2002

This shows what the fund earned and lost over the report period, and what expenses were.

Investment Income
Dividends, net of foreign taxes                                    $163,819(1)
Interest                                                            380,523(2)
                                                              -------------
                                                                    544,342


Expenses
Management fee                                                      817,708(3)
Transfer agent and shareholder services                             502,427(4)
Reports to shareholders                                             209,588
Custodian fee                                                       103,111
Administration fee                                                   75,300(5)
Distribution and service fees - Class A                             136,072(6)
Distribution and service fees - Class B(1)                          150,219(6)
Distribution and service fees - Class B                             352,561(6)
Distribution and service fees - Class C                              63,228(6)
Registration fees                                                    65,268
Audit fee                                                            25,300
Legal fees                                                           15,412
Trustees' fees                                                       13,264(7)
Miscellaneous                                                        14,752
                                                              -------------
                                                                  2,544,210
Expenses borne by the distributor                                  (618,767)(8)
Fees paid indirectly                                                (24,025)(9)
                                                              -------------
                                                                  1,901,418
                                                              -------------
Net investment loss                                              (1,357,076)
                                                              -------------


Realized and Unrealized Gain
(Loss) on Investments
Net realized loss on investments                                 (8,624,322)(10)
Change in unrealized appreciation
 of investments                                                   3,916,599
                                                              -------------
Net loss on investments                                          (4,707,723)
                                                              -------------
Net decrease in net assets resulting
 from operations                                                ($6,064,799)
                                                              =============

--------------------------------------------------------------------------------
(1) The fund paid foreign taxes of $77.
--------------------------------------------------------------------------------
(2) Includes $137,473 in income from the lending of portfolio securities. As of the report date, the fund had a total of $22,522,985 of securities out on loan and was holding a total of $23,638,420 in collateral (including $23,456,920 of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio and $181,500 of U.S. government obligations) related to these loans.
--------------------------------------------------------------------------------
(3) The management fee is 0.75% of fund net assets, annually.
--------------------------------------------------------------------------------
(4) Includes a total of $215,706 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements.
--------------------------------------------------------------------------------
(5) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds.
--------------------------------------------------------------------------------
(6) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts.The fees also cover distribution and marketing expenditures for the sale of fund shares. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of September 30, 2002, there were $760,392, $309,469 and $1,184,334 for Class A, Class B and Class C,
respectively, of unreimbursed distribution and shareholder servicing-related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.
--------------------------------------------------------------------------------
(7) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(8) Represents the share of expenses that the fund's distributor and its affiliates paid voluntarily.
--------------------------------------------------------------------------------
(9) Represents transfer agent credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(10) The fund sold $177,752,769 worth of securities. During this same period, the fund also bought $172,505,098 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                    Years ended September 30
                                                 -------------------------------
                                                     2002               2001
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment loss                              ($1,357,076)       ($1,289,665)
Net realized loss on investments                  (8,624,322)       (12,243,516)
Change in unrealized
 appreciation (depreciation)
 of investments                                    3,916,599        (31,295,066)
                                               -------------      -------------
Net decrease resulting
 from operations                                  (6,064,799)       (44,828,247)
                                               -------------      -------------

Distributions from capital gains:
 Class A                                                  --         (7,413,712)
 Class B(1)                                               --         (2,667,373)
 Class B                                                  --         (9,359,983)
 Class C                                                  --         (1,371,618)
 Class S                                                  --         (1,205,994)
                                               -------------      -------------
                                                          --        (22,018,680)
                                               -------------      -------------
Net increase (decrease) from
 fund share transactions                          (4,847,629)        13,315,610
                                               -------------      -------------
Total decrease in net assets                     (10,912,428)       (53,531,317)

Net Assets
Beginning of year                                 99,944,301        153,475,618
                                               -------------      -------------
End of year                                      $89,031,873        $99,944,301
                                               -------------      -------------

The text and notes are an integral part of the financial statements.

14  State Street Research Emerging Growth Fund

These transactions break down by share class as follows:

                                                                                      Years ended September 30
                                                                     ===============================================================
                                                                                2002                              2001
                                                                     ---------------------------------------------------------------
Class A                                                                Shares          Amount             Shares          Amount
====================================================================================================================================
Shares sold                                                           5,930,783      $61,427,485*        9,849,382     $109,577,769
Issued upon reinvestment of distribution from capital gains                  --               --           668,896        7,242,330
Shares redeemed                                                      (5,445,382)     (55,869,175)       (9,586,304)    (107,807,469)
                                                                     --------------------------------------------------------------
Net increase                                                            485,401       $5,558,310           931,974       $9,012,630
                                                                     ==============================================================

Class B(1)                                                             Shares          Amount             Shares          Amount
====================================================================================================================================
Shares sold                                                             478,669       $4,634,686**         416,132       $4,489,350
Issued upon reinvestment of distribution from capital gains                  --               --           262,690        2,645,270
Shares redeemed                                                        (307,186)      (2,857,508)***      (287,077)      (2,912,385)
                                                                     --------------------------------------------------------------
Net increase                                                            171,483       $1,777,178           391,745       $4,222,235
                                                                     ==============================================================

Class B                                                                  Shares           Amount            Shares           Amount
====================================================================================================================================
Shares sold                                                             127,430       $1,258,103            96,558       $1,069,414
Issued upon reinvestment of distribution from capital gains                  --               --           886,545        8,918,639
Shares redeemed                                                      (1,588,051)     (15,195,467)***    (1,054,032)     (11,038,728)
                                                                     --------------------------------------------------------------
Net decrease                                                         (1,460,621)    ($13,937,364)          (70,929)     ($1,050,675)
                                                                     ==============================================================

Class C                                                                  Shares           Amount            Shares           Amount
====================================================================================================================================
Shares sold                                                             321,730       $3,179,152**          84,962         $914,691
Issued upon reinvestment of distribution from capital gains                  --               --           125,516        1,263,948
Shares redeemed                                                        (221,312)      (2,114,963)****     (189,599)      (1,934,930)
                                                                     --------------------------------------------------------------
Net increase                                                            100,418       $1,064,189            20,879         $243,709
                                                                     ==============================================================

Class S                                                                  Shares           Amount            Shares           Amount
====================================================================================================================================
Shares sold                                                             527,195       $5,731,904           429,888       $4,933,514
Issued upon reinvestment of distribution from capital gains                  --               --           107,796        1,205,177
Shares redeemed                                                        (463,656)      (5,041,846)         (463,816)      (5,250,980)
                                                                     --------------------------------------------------------------
Net increase                                                             63,539         $690,058            73,868         $887,711
                                                                     ==============================================================

      The trustees have the authority to issue an unlimited number of shares of beneficial interest, with a $0.001 par value per share.

* Sales charges collected by the distributor and MetLife were $23,756 and $60,802, respectively.

** Like all broker/dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $94,287 and $621 for Class B(1) and Class C, respectively, were paid by the distributor, not the fund.

*** Includes $23,980 and $19,265 in deferred sales charges collected by the distributor for Class B(1) and Class B, respectively.

****  Includes $342 in deferred sales charges collected by the distributor.

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance.
The text and notes are an integral part of the financial statements.

                                                                                              Class A
                                                                   ===============================================================
                                                                                      Years ended September 30
                                                                   ---------------------------------------------------------------
Per-Share Data                                                     2002(a)       2001(a)       2000(a)       1999(a)       1998(a)
==================================================================================================================================
Net asset value, beginning of year ($)                              9.27         16.08         11.01          8.86         15.53
                                                                   -----        ------         -----         -----        ------
 Net investment loss ($)*                                          (0.09)        (0.08)        (0.14)        (0.08)        (0.05)
 Net realized and unrealized gain (loss) on investments ($)        (0.45)        (4.45)         5.21          2.60         (4.01)
                                                                   -----        ------         -----         -----        ------
Total from investment operations ($)                               (0.54)        (4.53)         5.07          2.52         (4.06)
                                                                   -----        ------         -----         -----        ------
 Distributions from capital gains ($)                                 --         (2.28)           --         (0.37)        (2.61)
                                                                   -----        ------         -----         -----        ------
Total distributions ($)                                               --         (2.28)           --         (0.37)        (2.61)
                                                                   -----        ------         -----         -----        ------
Net asset value, end of year ($)                                    8.73          9.27         16.08         11.01          8.86
                                                                   =====        ======         =====         =====        ======
Total return (%) (b)                                               (5.83)       (30.22)        46.05         29.10        (29.97)

Ratios/Supplemental Data
==================================================================================================================================
Net assets at end of year ($ thousands)                           41,474        39,522        53,600        31,384        30,858
Expense ratio (%)*                                                  1.42          1.44          1.38          1.37          1.35
Expense ratio after expense reductions (%)*                         1.40          1.40          1.37          1.35          1.35
Ratio of net investment loss to average net assets (%)*            (0.90)        (0.69)        (0.90)        (0.75)        (0.45)
Portfolio turnover rate (%)                                       167.69        281.64        218.99         93.38         98.30
*Reflects voluntary reduction of expenses of these amounts (%)      0.56          0.63          0.22          0.50          0.16

                                                                                             Class B(1)
                                                                     ===========================================================
                                                                                      Years ended September 30
                                                                     -----------------------------------------------------------
Per-Share Data                                                       2002(a)        2001(a)         2000(a)       1999(a)(c)
================================================================================================================================
Net asset value, beginning of year ($)                                8.60           15.17           10.46          10.22
                                                                      ----            ----           -----          -----
 Net investment loss ($)*                                            (0.15)          (0.15)          (0.24)         (0.12)
 Net realized and unrealized gain (loss) on investments ($)          (0.42)          (4.14)           4.95           0.36
                                                                      ----            ----           -----          -----
Total from investment operations ($)                                 (0.57)          (4.29)           4.71           0.24
                                                                      ----            ----           -----          -----
 Distributions from capital gains ($)                                   --           (2.28)             --             --
                                                                      ----            ----           -----          -----
Total distributions ($)                                                 --           (2.28)             --             --
                                                                      ----            ----           -----          -----
Net asset value, end of year ($)                                      8.03            8.60           15.17          10.46
                                                                      ====            ====           =====          =====
Total return (%)(b)                                                  (6.63)         (30.48)          45.03           2.35(d)

Ratios/Supplemental Data
================================================================================================================================
Net assets at end of year ($ thousands)                             13,288          12,749          16,554           3,767
Expense ratio (%)*                                                    2.12            2.14            2.11            2.12(e)
Expense ratio after expense reductions (%)*                           2.10            2.10            2.10            2.10(e)
Ratio of net investment loss to average net assets (%)*              (1.60)          (1.39)          (1.59)          (1.59)(e)
Portfolio turnover rate (%)                                         167.69          281.64          218.99           93.38
*Reflects voluntary reduction of expenses of these amounts (%)        0.56            0.63            0.22            0.50(e)

The text and notes are an integral part of the financial statements.

                                                                                              Class B
                                                                   ===============================================================
                                                                                      Years ended September 30
                                                                   ---------------------------------------------------------------
Per-Share Data                                                     2002(a)       2001(a)       2000(a)       1999(a)       1998(a)
==================================================================================================================================
Net asset value, beginning of year ($)                              8.60         15.16         10.46          8.48         15.09
                                                                   -----        ------         -----         -----        ------
 Net investment loss ($)*                                          (0.16)        (0.15)        (0.24)        (0.15)        (0.14)
 Net realized and unrealized gain (loss) on investments ($)        (0.40)        (4.13)         4.94          2.50         (3.86)
                                                                   -----        ------         -----         -----        ------
Total from investment operations ($)                               (0.56)        (4.28)         4.70          2.35         (4.00)
                                                                   -----        ------         -----         -----        ------
 Distributions from capital gains ($)                                 --         (2.28)           --         (0.37)        (2.61)
                                                                   -----        ------         -----         -----        ------
Total distributions ($)                                               --         (2.28)           --         (0.37)        (2.61)
                                                                   -----        ------         -----         -----        ------
Net asset value, end of year ($)                                    8.04          8.60         15.16         10.46          8.48
                                                                   =====        ======         =====         =====        ======
Total return (%)(b)                                                (6.51)       (30.42)        44.93         28.37        (30.56)

Ratios/Supplemental Data
==================================================================================================================================
Net assets at end of year ($ thousands)                           22,422        36,531        65,496        44,377        46,315
Expense ratio (%)*                                                  2.12          2.14          2.11          2.12          2.10
Expense ratio after expense reductions (%)*                         2.10          2.10          2.10          2.10          2.10
Ratio of net investment loss to average net assets (%)*            (1.61)        (1.39)        (1.64)        (1.50)        (1.20)
Portfolio turnover rate (%)                                       167.69        281.64        218.99         93.38         98.30
*Reflects voluntary reduction of expenses of
these amounts (%)                                                   0.58          0.63          0.22          0.50          0.16

                                                                                             Class C
                                                                   ===============================================================
                                                                                      Years ended September 30
                                                                   ---------------------------------------------------------------
Per-Share Data                                                     2002(a)       2001(a)       2000(a)       1999(a)       1998(a)
==================================================================================================================================
Net asset value, beginning of year ($)                              8.61         15.17         10.46          8.49         15.10
                                                                   -----        ------         -----         -----        ------
 Net investment loss ($)*                                          (0.15)        (0.15)        (0.24)        (0.15)        (0.14)
 Net realized and unrealized gain (loss) on investments ($)        (0.41)        (4.13)         4.95          2.49         (3.86)
                                                                   -----        ------         -----         -----        ------
Total from investment operations ($)                               (0.56)        (4.28)         4.71          2.34         (4.00)
                                                                   -----        ------         -----         -----        ------
 Distributions from capital gains ($)                                 --         (2.28)           --         (0.37)        (2.61)
                                                                   -----        ------         -----         -----        ------
Total distributions ($)                                               --         (2.28)           --         (0.37)        (2.61)
                                                                   -----        ------         -----         -----        ------
Net asset value, end of year ($)                                    8.05          8.61         15.17         10.46          8.49
                                                                   =====        ======         =====         =====        ======
Total return (%)(b)                                                (6.50)       (30.40)        45.03         28.21        (30.52)

Ratios/Supplemental Data
==================================================================================================================================
Net assets at end of year ($ thousands)                            5,794         5,332         9,082         6,545         7,012
Expense ratio (%)*                                                  2.12          2.14          2.11          2.12          2.10
Expense ratio after expense reductions (%)*                         2.10          2.10          2.10          2.10          2.10
Ratio of net investment loss to average net assets (%)*            (1.60)        (1.39)        (1.63)        (1.50)        (1.20)
Portfolio turnover rate (%)                                       167.69        281.64        218.99         93.38         98.30
*Reflects voluntary reduction of expenses of these amounts (%)      0.56          0.63          0.22          0.50          0.16

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.
(c) January 1, 1999 (commencement of share class), to September 30, 1999.
(d) Not annualized.
(e) Annualized.

            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                                                              Class S
                                                                   ===============================================================
                                                                                      Years ended September 30
                                                                   ---------------------------------------------------------------
Per-Share Data                                                     2002(a)       2001(a)       2000(a)       1999(a)       1998(a)
==================================================================================================================================
Net asset value, beginning of year ($)                              9.62         16.48         11.26          9.02         15.73
                                                                   -----        ------         -----         -----        ------
 Net investment loss ($)*                                          (0.06)        (0.04)        (0.10)        (0.05)        (0.02)
 Net realized and unrealized gain (loss) on investments ($)        (0.50)        (4.54)         5.32          2.66         (4.08)
                                                                   -----        ------         -----         -----        ------
Total from investment operations ($)                               (0.56)        (4.58)         5.22          2.61         (4.10)
                                                                   -----        ------         -----         -----        ------
 Distributions from capital gains ($)                                 --         (2.28)           --         (0.37)        (2.61)
                                                                   -----        ------         -----         -----        ------
Total distributions ($)                                               --         (2.28)           --         (0.37)        (2.61)
                                                                   -----        ------         -----         -----        ------
Net asset value, end of year ($)                                    9.06          9.62         16.48         11.26          9.02
                                                                   =====        ======         =====         =====        ======
Total return (%) (b)                                               (5.82)       (29.73)        46.36         29.59        (29.83)

Ratios/Supplemental Data
==================================================================================================================================
Net assets at end of year ($ thousands)                            6,054         5,810         8,744         6,432         4,958
Expense ratio (%)*                                                  1.12          1.14          1.11          1.12          1.10
Expense ratio after expense reductions (%)*                         1.10          1.10          1.10          1.10          1.10
Ratio of net investment loss to average net assets (%)*            (0.60)        (0.39)        (0.64)        (0.51)        (0.19)
Portfolio turnover rate (%)                                       167.69        281.64        218.99         93.38         98.30
*Reflects voluntary reduction of expenses of these amounts (%)      0.57          0.63          0.22          0.50          0.16

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.

The text and notes are an integral part of the financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Capital Trust and the Shareholders of
State Street Research Emerging Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the State Street Research Emerging Growth Fund (a series of State Street Research Capital Trust, hereafter referred to as the "Trust") at September 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits.We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audits, which included confirmation of securities at September 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 8, 2002

18  State Street Research Emerging Growth Fund

State Street Research Capital Trust

                                                                                          Number of Funds
   Name,       Position(s)  Term of Office                                                in Fund Complex             Other
 Address        Held with   and Length of       Principal Occupations                       Overseen by         Directorships Held
and Age(a)        Fund      Time Served(b)      During Past 5 Years                       Trustee/Officer(c)    by Trustee/Officer
====================================================================================================================================
Independent Trustees

Bruce R. Bond    Trustee    Since 1999      Retired; formerly Chairman of the Board, Chief      27             Ceridian Corporation
(56)                                        Executive Officer and President, PictureTel
                                            Corporation (video conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
Steve A. Garban  Trustee    Since 1997      Retired; formerly Senior Vice President for         47             Metropolitan Series
(65)                                        Finance and Operations and Treasurer, The                          Fund, Inc.(d)
                                            Pennsylvania State University
------------------------------------------------------------------------------------------------------------------------------------
Dean O.          Trustee    Since 1985      Retired; formerly Executive Vice President,         47             The Clorox Company;
Morton                                      Chief Operating Officer and Director,                              KLA-Tencor
(70)                                        Hewlett-Packard Company (computer manufacturer)                    Corporation; BEA
                                                                                                               Systems, Inc.;
                                                                                                               Cepheid; Pharsight
                                                                                                               Corporation; and
                                                                                                               Metropolitan Series
                                                                                                               Fund, Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
Susan M.         Trustee    Since 1998      Dean, School of Business and Public Management,     27             None
Phillips                                    George Washington University; formerly a member
(57)                                        of the Board of Governors of the Federal
                                            Reserve System and Chairman; and Commissioner
                                            of the Commodity Futures Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
Toby             Trustee    Since 1995      President, Founders Investments Ltd.                47             AP Pharma, Inc.; and
Rosenblatt                                  (investments); formerly President, The Glen                        Metropolitan Series
(64)                                        Ellen Company (private investment firm)                            Fund, Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
Michael S.       Trustee    Since 1987      Jay W. Forrester Professor of Management, Sloan     47             Metropolitan Series
Scott Morton                                School of Management, Massachusetts Institute                      Fund, Inc.(d)
(65)                                        of Technology
------------------------------------------------------------------------------------------------------------------------------------
James M.         Trustee    Since 2002      Attorney; formerly Partner, Dechert (law firm)      27             SEI Investments Funds
Storey                                                                                                         (consisting of 104
(71)                                                                                                           portfolios); and The
                                                                                                               Massachusetts Health
                                                                                                               & Education
                                                                                                               Tax-Exempt Trust
====================================================================================================================================
Interested Trustee

Richard S.       Trustee    Since 2000      Chairman of the Board, President and Chief          27             None
Davis++                                     Executive Officer of State Street Research &
(57)                                        Management Company; formerly Senior Vice
                                            President, Fixed Income Investments,
                                            Metropolitan Life Insurance Company; and
                                            Managing Director, J.P. Morgan Investment
                                            Management
====================================================================================================================================
Officers

John F.          Vice       Since 2001      Managing Director of State Street Research &        3              None
Burbank          President                  Management Company; formerly Senior Vice
(65)                                        President, State Street Research & Management
                                            Company
------------------------------------------------------------------------------------------------------------------------------------
C. Kim           Vice       Since 2002      Managing Director and Chief Investment              25             None
Goodwin          President                  Officer-Equities of State Street Research &
(43)                                        Management Company; formerly Chief Investment
                                            Officer-U.S. Growth Equities, American Century;
                                            and Senior Vice President and portfolio
                                            manager, Putnam Investments
------------------------------------------------------------------------------------------------------------------------------------
Eileen M.        Vice       Since 2002      Senior Vice President of State Street Research      3              None
Leary (40)       President                  & Management Company; formerly Vice President,
                                            State Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
John S.          Vice       Since 2001      Managing Director, Chief Financial Officer and      27             None
Lombardo         President                  Director of State Street Research & Management
(47)                                        Company; formerly Executive Vice President,
                                            State Street Research & Management Company; and
                                            Senior Vice President, Product and Financial
                                            Management, MetLife Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
Tucker Walsh     Vice       Since 1999      Managing Director of State Street Research &        3              None
(33)             President                  Management Company; formerly Vice President and
                                            analyst, State Street Research & Management
                                            Company
------------------------------------------------------------------------------------------------------------------------------------
Douglas A.       Treasurer  Since 2001      Senior Vice President and Treasurer of State        27             None
Romich                                      Street Research & Management Company; formerly
(45)                                        Vice President and Assistant Treasurer, State
                                            Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Francis J.       Secretary  Since 1995      Managing Director, General Counsel and              27             None
McNamara, III                               Secretary of State Street Research & Management
(47)                                        Company; formerly Executive Vice President,
                                            State Street Research & Management Company
====================================================================================================================================

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.

++ Mr. Davis is an "interested person" of the Trust under the Investment Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

[LOGO] STATE STREET RESEARCH                                   -----------------
One Financial Center o Boston, MA 02111-2690                       PRSRT STD
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                  PERMIT #6
                                                                  HUDSON, MA
                                                               -----------------

Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  Internet
            www.ssrfunds.com

[COMPUTER]  E-mail
            info@ssrfunds.com

[PHONE]     Phone
            1-87-SSR-FUNDS (1-877-773-8637), toll-free, 7 days a week, 24 hours a day
            Hearing-impaired: 1-800-676-7876
            Chinese- and Spanish-speaking: 1-888-638-3193

[FAX]       Fax
            1-617-737-9722 (request confirmation number first from the Service Center by calling 1-877-773-8637)

[MAILBOX]   Mail
            State Street Research Service Center
            P.O. Box 8408, Boston, MA 02266-8408

For 24-Hour
Automated Access
to Your Account

[PHONE]  1-87-SSR-FUNDS
         ----------------
         (1-877-773-8637)

www.ssrfunds.com

OverView
----------------------------------------
For more information on the products and services mentioned in OverView, our shareholder newsletter, visit our web site at www.ssrfunds.com.

Webcasts
----------------------------------------
[GRAPHIC]   For a professional
            perspective on the markets,
            the economy and timely
            investment topics, tune in
            to a State Street Research
            webcast.

Complete Fund Listing
----------------------------------------
[GRAPHIC]   For a list of our funds,
            visit our web site at
            www.ssrfunds.com under
            Research Our Funds.

State Street Research
FYI
--------------------------------------------------------------------------------
[COMPUTER]  State Street Research introduces electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the web at www.ssrfunds.com and click on "Go to Your Account" or call us toll-free at 1-87-SSR-FUNDS (1-877-773-8637).

            Did you know that you can give a State Street Research mutual fund as a gift? To learn more, call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time.

[GRAPHIC]   The DALBAR awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Emerging Growth Fund prospectus. When used after December 31, 2002, this report must be accompanied by the most recent Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund, call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

(C)2002 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

Cover Image:(C)Corbis

CONTROL NUMBER:(exp1103)SSR-LD                                      EM-2656-1102

[LOGO] STATE STREET RESEARCH

Aurora Fund
--------------------------------------------------------------------------------
               [GRAPHIC]
               Annual Report to Shareholders
               September 30, 2002
In This Report
                                   Review of Fund Performance


                                   [GRAPHIC]

                                      plus
                                        A Message from the Chairman
                                        Comments from the Fund's Manager
                                        Key Facts and Financial Statements

   Contents

2  12-Month Review
   A look at the fund and its market
   environment over the past 12 months

4  Performance in Perspective
   The most recent performance in the
   context of the fund's track record

6  The Fund in Detail
   Portfolio holdings, financials and notes

From the Chairman

[Photo of Richard S. Davis]
Richard S. Davis

Investor Confidence
is the bedrock of the financial markets, and it has been shaken over the past year by national tragedy, economic uncertainty and corporate scandal. At State Street Research, we have managed investments through other such difficult times. We are confident that the U.S. financial markets are as strong as the companies, the institutions and the workers that comprise them. Although we can neither predict nor control the markets, we will continue to rely on our experience and our research expertise, because it is the way we think that sets us apart.

In the report that follows, your portfolio manager talks in more detail about the reasons for the fund's performance in a period of uncertainty and where he sees opportunity for the period ahead. We look forward to continuing to help you reach your long-term financial goals.

As always, thank you for choosing State Street Research funds.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis, Chairman
September 30, 2002

[GRAPHIC]
12 Month Review   Management's Discussion of Fund Performance Part 1

                           How State Street Research
                             Aurora Fund Performed

In a year that was unfavorable for the stock market in general, State Street Research Aurora Fund returned -7.85% for the 12-month period ended September 30, 2002.(1) That was less than both the Russell 2000(R) Value Index, which returned -1.47% over the same period, and the Lipper Small-Cap Value Funds Average, which returned -0.79%. (2, 3)

Reasons for the Fund's Performance

An emphasis on cyclical stocks--especially producer durables and industrial materials--and an underexposure to financial services stocks, which performed well in a declining interest rate environment, were the main reasons for the fund's weak performance relative to its benchmark during the year. Continued weak demand in the semiconductor industry also worked against the portfolio. We added exposure on expectations of a turnaround in business spending, which did not materialize.

The strongest performers came from diverse sectors. International Game Technology and Mandalay Resort Group benefited from an overall recovery in the travel and gaming industry after a post-September 11 downturn. Auto component maker American Axle & Manufacturing benefited from improved earnings expectations.

Looking Ahead

While the past year has been difficult, we continue to believe that the business prospects of our portfolio holdings are attractive and that it is well positioned to take advantage of a stronger economy. We believe that many of the most attractive opportunities going forward lie within cyclical industries, such as autos, airlines, retail and materials and have selectively increased our emphasis in selected cyclicals.

More of Management's Discussion of Fund Performance on pages 4 and 5. |_|

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Class A Shares(1)

      -7.85% [DOWN ARROW]

"We believe the most attractive opportunities lie within the auto, airline, retail and materials industries."

[Photo of John Burbank]
John Burbank
Portfolio Manager,
State Street Research Aurora Fund

Russell 2000
Value Index(2)

      -1.47% [DOWN ARROW]

2 State Street Research Aurora Fund

[GRAPHIC] The Fund at a Glance as of 9/30/02

State Street Research Aurora Fund: A stock fund with a value approach to small-cap investing.


Hits & Misses

[GRAPHIC]
International Game Technology

This computerized casino gaming company gained market share as a result of new product introductions. We trimmed our position as the stock price moved up.

[GRAPHIC]
Varian Semiconductor Equipment

Varian, the world's top manufacturer of ion implantation systems for integrated circuits, lost ground as the prospect of economic recovery was pushed out. However, we continue to believe in the company's long-term prospects and added to our position.

Total Net Assets: $2.5 billion
--------------------------------------------------------------------------------

Top 10 Holdings

    Issuer/Security                     % of fund assets

 1  Reader's Digest Association                     2.1%
 2  Agrium                                          2.0%
 3  Navistar International                          2.0%
 4  Wabtec                                          2.0%
 5  Methanex                                        1.9%
 6  American Axle &
    Manufacturing Holdings                          1.9%
 7  Phelps Dodge                                    1.9%
 8  International Game Technology                   1.7%
 9  Argosy Gaming                                   1.7%
10  EGL                                             1.6%
    Total                                          18.8%

See page 9 for more detail.

Performance: Class A
Fund average annual total return as of 9/30/02(4,6,7)
(does not reflect sales charge)

                                      Life of Fund
     1 Year           5 Years          (2/13/95)
-----------------------------------------------------
     -7.85%            5.39%             18.94%

Fund average annual total return as of 9/30/02(4,5,6,7)
(at maximum applicable sales charge)

                                      Life of Fund
     1 Year            5 Years          (2/13/95)
-----------------------------------------------------
     -13.14%           4.15%             18.02%

Russell 2000 Value Index as of 9/30/02 (2)

                                      Life of Fund
     1 Year           5 Years           (2/13/95)
-----------------------------------------------------
     -1.47%            2.07%             10.66%

See pages 4 and 5 for data on other share classes.

Top 5 Industries
by % of fund assets

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

September 30, 2002

Automotive Parts                       6.9%
Casinos/Gambling, Hotel/Motel          5.1%
Production Technology Equipment        4.6%
Commercial Services                    3.9%
Oil & Gas Producers                    3.6%

September 30, 2001

Insurance                              7.5%
Casinos/Gambling, Hotel/Motel          6.7%
Automotive Parts                       6.4%
Production Technology Equipment        5.1%
Oil & Gas Producers                    3.9%

Ticker Symbols
State Street Research Aurora Fund
Class A: SSRAX Class B(1): SSRPX  Class B: SSRBX  Class C: SSRDX  Class S: SSRCX

(1)   Does not reflect sales charge.

(2) The Russell 2000 Value Index contains those stocks within the complete Russell 2000(R) Index (a small-company index) that show below-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) The Lipper Small-Cap Value Funds Average shows performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.

(4) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(5)   Performance reflects a maximum 5.75% Class A share front-end sales charge.

(6) Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

(7) Because the fund invests in emerging growth and special situation companies, an investment in the fund may involve greater-than-average risk and above- average price fluctuations. Small-company stocks are more volatile than large-company stocks. Favorable investments in initial public offerings ("IPOs") have helped produce short-term returns in some periods that are not typical and may not continue in the future.

[GRAPHIC]
Performance in Perspective    Management's Discussion of Fund Performance Part 2

                  Performance Figures as of September 30, 2002

These two pages focus on the fund's long-term track record.While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance.Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period --say, five years--in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any). It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
      Class A   Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)
o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

                                                                    Life of Fund
                                             1 Year      5 Years      (2/13/95)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)              -7.85%        30.04%      275.92%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)        -13.14%        22.56%      254.30%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)        -13.14%         4.15%       18.02%

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                        Russell 2000
                 Class A            S&P 500 Index       Value Index
                 ---------------------------------------------------
'94               9425                 10000              10000
'95              10984                 12425              12076
'96              15776                 14949              13704
'97              27245                 20993              19548
'98              20591                 22900              17048
'99              25302                 29263              18042
'00              38826                 33147              20813
'01              38447                 24326              21981
'02              35430                 19347              21657

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class B(1)   Back Load for accounts opened after 1/1/99

o  No initial sales charge
o  Deferred sales charge of 5% or less on shares you sell within six years
o  Annual distribution/service (12b-1) fee of 1.00%
o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                                    Life of Fund
                                             1 Year      5 Years      (2/13/95)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)              -8.51%        25.35%      255.13%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)        -13.08%        23.35%      255.13%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)        -13.08%         4.29%       18.05%

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                       Russell 2000
                Class B(1)        S&P 500 Index        Value Index
                ---------------------------------------------------
'94              10000                 10000              10000
'95              11602                 12425              12076
'96              16535                 14949              13704
'97              28332                 20993              19548
'98              21253                 22900              17048
'99              25907                 29263              18042
'00              39474                 33147              20813
'01              38814                 24326              21981
'02              35513                 19347              21657

--------------------------------------------------------------------------------


4 State Street Research Aurora Fund

--------------------------------------------------------------------------------
      Class B Back Load   (only available through exchanges from another Class B
                          account)

o  No initial sales charge
o  Deferred sales charge of 5% less on shares you sell within five years
o Annual distribution/service (12b-1) fee of 1.00% (effective February 1, 2002, this fee was voluntarily reduced to 0.00%)
o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                                    Life of Fund
                                            1 Year        5 Years     (2/13/95)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)              -7.91%        26.16%      257.44%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)        -12.51%        24.16%      257.44%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)        -12.51%         4.42%       18.15%

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]
                                                      Russell 2000
               Class B           S&P 500 Index        Value Index
               ---------------------------------------------------
'94             10000                 10000              10000
'95             11602                 12425              12076
'96             16535                 14949              13704
'97             28332                 20993              19548
'98             21253                 22900              17048
'99             25907                 29263              18042
'00             39474                 33147              20813
'01             38814                 24326              21981
'02             35744                 19347              21657

--------------------------------------------------------------------------------
      Class C   Level Load

o  No initial sales charge
o Deferred sales charge of 1%, paid if you sell shares within one year of purchase
o  Lower deferred sales charge than Class B(1) shares
o  Annual distribution/service (12b-1) fee of 1.00%
o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                                                    Life of Fund
                                             1 Year       5 Years     (2/13/95)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)              -8.55%        25.36%      254.98%
Cumulative Total Return
(at maximum applicable sales charge)         -9.46%        25.36%      254.98%
Average Annual Total Return
(at maximum applicable sales charge)         -9.46%         4.62%       18.05%

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]
                                                      Russell 2000
               Class C            S&P 500 Index       Value Index
               ---------------------------------------------------
'94             10000                 10000              10000
'95             11602                 12425              12076
'96             16535                 14949              13704
'97             28318                 20993              19548
'98             21239                 22900              17048
'99             25907                 29263              18042
'00             39474                 33147              20813
'01             38815                 24326              21981
'02             35498                 19347              21657

--------------------------------------------------------------------------------
      Class S   Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)
o  No sales charges of any kind
o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                                                    Life of Fund
                                             1 Year       5 Years     (2/13/95)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)              -7.43%        32.49%      285.45%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)         -7.43%        32.49%      285.45%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)         -7.43%         5.79%       19.33%

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]
                                                      Russell 2000
               Class S             S&P 500 Index      Value Index
               ---------------------------------------------------
'94             10000                 10000              10000
'95             11675                 12425              12076
'96             16806                 14949              13704
'97             29092                 20993              19548
'98             22042                 22900              17048
'99             27157                 29263              18042
'00             41908                 33147              20813
'01             41638                 24326              21981
'02             38545                 19347              21657

--------------------------------------------------------------------------------

A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions at net asset value.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 2000 Value Index contains those stocks in the Russell 2000 Index (a small-company index) that show below-average growth. The indexes are unmanaged and do not take transaction charges into consideration. It is not possible to invest directly in an index.

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares.

Because the fund invests in emerging growth and special situation companies, an investment in the fund may involve greater-than-average risk and above-average price fluctuations. Small-company stocks are more volatile than large-company stocks.

Favorable investments in initial public offerings ("IPOs") have helped produce short-term returns in some periods that are not typical and may not continue in the future.

Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

[GRAPHIC]
The Fund in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year, and give a summary of operations leading up to the report date, on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

[GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 7 to 22 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


6 State Street Research Aurora Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Aurora Fund is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities.This fund is a series of State Street Research Capital Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

   o The board of trustees oversees the fund with its shareholders' interests in mind and has ultimate responsibility for the fund's activities.

   o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

   o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

   o The custodian, State Street Bank & Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank & Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firms' employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide high total return, consisting principally of capital appreciation, by investing primarily in small-company value stocks.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure.The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. From October 1, 2001 to January 31, 2002, Class B shares paid annual service and distribution fees of 1.00%. Effective February 1, 2002, the annual service and distribution fees paid by Class B shares were voluntarily reduced to zero. Class B shares automatically convert into Class A shares at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day).The fund uses the following methods for determining the values of various types of securities:

   o Listed securities - The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

   o Over-the-counter securities - The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

   o Securities maturing within 60 days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

   o Other securities - The fund prices these securities at fair value under procedures established and supervised by the trustees.

   o Foreign securities - If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

   o  Interest - The fund accrues interest daily as it earns it.

   o  Cash dividends - The fund accrues these on the ex-dividend date.

Investment income and realized and unrealized gains and losses are allocated pro rata on the basis of relative net assets by the holders of all classes of shares. Net investment income is determined daily and consists of interest and dividends earned, less the estimated daily expenses of the fund.

The fund may seek additional income by lending portfolio securities to qualified institutions.The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money.The fund accounts for income from the lending of its securities by including it in interest income. Investments in the State Street Navigator Securities Lending Prime Portfolio are valued at its closing net asset value per share on the day of valuation.

The fund distributes its net earnings to its shareholders.The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles.The difference is primarily due to differing treatments for wash sales deferrals.The fund distributes its earnings on the following schedule:

   o Dividends from net investment income - The fund ordinarily declares and pays these annually, if any.

   o  Net realized capital gains - The fund distributes these annually, if any.

If the fund has no earnings to distribute, it won't make a distribution.

The fund has elected to be taxed under Subchapter M of the Internal Revenue Code. As such, the fund does not intend to pay federal income taxes, in part because it makes distributions as described above.

The fund pays expenses as follows:

   o Expenses attributed to the fund - The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee, and distribution and service fees.

   o Expenses attributed to the trust of which the fund is a series - These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities, and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.

8 State Street Research Aurora Fund

Portfolio Holdings
--------------------------------------------------------------------------------
September 30, 2002

The listings that begin on this page detail the fund's investment holdings as of the report date.We have grouped the holdings by asset class and then by specific industry.

The solid black circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*  Denotes a security which has not paid a dividend during the last year.

o Denotes an American Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.

+ Denotes a Rule 144A restricted security, meaning that it trades only among certain qualified institutional buyers. As of the report date, the fund had 0.06% of its net assets in Rule 144A securities.

++ Security restricted as to public resale. As of the report date, the fund had 0.00% of its net assets in restricted securities.

@ Security valued under consistently applied procedures established by the Trustees.
--------------------------------------------------------------------------------


      Issuer                                         Shares             Value
      -------------------------------------------------------------------------

      Common Stocks 85.6% of net assets

      Automobiles & Transportation 14.0% of net assets
      -------------------------------------------------------------------------
      Air Transport 3.3%
      AAR Corp.                                     1,678,200        $7,971,450
      Airnet Systems Inc.*                            259,800         1,195,080
      Alaska Air Group Inc.*                          527,200         9,331,440
(10)  EGL Inc.*                                     3,654,700        40,238,247
      Expressjet Holdings Inc.*                       703,800         6,474,960
      Frontier Airlines Inc.*                       1,619,300         7,902,184
      Mesa Air Group, Inc.*                         1,496,300         5,461,495
      Midwest Express Holdings Inc.*                  921,800         3,687,200
                                                                  -------------
                                                                     82,262,056
                                                                  -------------

      Automotive Parts 6.9%
(6)   American Axle & Manufacturing
        Holdings Inc.*                              1,894,000        47,312,120
      Borg-Warner Automotive Inc.                     593,300        29,451,412
      Dura Automotive Systems Inc.*                    91,100         1,115,975
      Lear Corp.*                                     691,300        28,792,645
(3)   Navistar International Corp.*                 2,261,700        49,033,656
      Superior Industries International Inc.          300,000        14,124,000
                                                                  -------------
                                                                    169,829,808
                                                                  -------------

      Miscellaneous Transportation 1.0%
      General Maritime Corp.*                         629,000         3,962,700
      Oglebay Norton Co.*                             244,200         2,654,454
      OMI Corp.*                                      991,800         3,233,268
      Teekay Shipping Corp.                           500,000        14,250,000
                                                                  -------------
                                                                     24,100,422
                                                                  -------------

      Railroad Equipment 2.0%
      Greenbrier Companies Inc.*                       50,000           222,500
(4)   Wabtec Corp.                                  3,467,100        48,816,768
                                                                  -------------
                                                                     49,039,268
                                                                  -------------

      Railroads 0.1%
      RailAmerica Inc.*                               384,700         2,789,075
                                                                  -------------

      Tires & Rubber 0.7%
      Cooper Tire & Rubber Co.                        870,100        14,043,414
      Titan International Inc.                        914,600         2,368,814
                                                                     16,412,228
                                                                  -------------
      Total Automobiles & Transportation                            344,432,857
                                                                  -------------

            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
September 30, 2002

      Issuer                                           Shares             Value
      -------------------------------------------------------------------------

      Consumer Discretionary 15.1% of net assets
      -------------------------------------------------------------------------
      Advertising Agencies 0.0%
      Interep National Radio Sales Inc. Cl. A*        146,300          $377,454
                                                                  -------------

      Casinos/Gambling, Hotel/Motel 5.1%
(9)   Argosy Gaming Corp.*                          1,789,700        41,091,512
      Harrah's Entertainment Inc.*                    299,800        14,453,358
(8)   International Game Technology Inc.*             616,900        42,652,466
      Mandalay Resort Group*                          821,400        27,557,970
      Station Casinos Inc.*                            31,000           527,310
                                                                  -------------
                                                                    126,282,616
                                                                  -------------

      Commercial Services 3.9%
      Arbitron Inc.*                                  461,700        15,743,970
      Hall, Kinion & Associates Inc.*               1,117,200         6,703,200
      Heidrick & Struggles
      International, Inc.*                          1,471,600        22,353,604
      ProQuest Co.*                                   477,700        14,498,195
      Six Flags Inc.*                               1,453,900         5,117,728
      Steiner Leisure Ltd.*                           733,400         8,984,150
      Tetra Tech Inc.*                                996,200         7,959,638
      Viad Corp.                                      350,000         7,150,500
      World Fuel Services Corp.                       369,200         7,125,560
                                                                  -------------
                                                                     95,636,545
                                                                  -------------

      Communications, Media & Entertainment 0.8%
      Cox Radio, Inc. Cl. A*                          290,000         7,586,400
      Entravision Communications Corp.*               469,900         6,226,175
      Westwood One Inc.*                              184,400         6,592,300
                                                                  -------------
                                                                     20,404,875
                                                                  -------------

      Consumer Electronics 0.4%
      EarthLink Inc.*                               1,602,700         8,558,418
                                                                  -------------

      Consumer Services 0.6%
      Dollar Thrifty Automotive Group, Inc.*          269,200         4,320,660
      Smartforce Public Limited Co.*G               1,629,900         5,378,670
      Stewart Enterprises Inc. Cl. A*                 908,700         4,634,370
                                                                  -------------
                                                                     14,333,700
                                                                  -------------

      Leisure Time 0.6%
      Bally Total Fitness Holding Corp.*              719,300         7,128,263
      Steinway Musical Instruments Inc.*              474,400         7,282,040
                                                                  -------------
                                                                     14,410,303
                                                                  -------------

      Printing & Publishing 3.5%
      A.H. Belo Corp. Cl. A                           527,300       $11,537,324
      Hollinger International, Inc. Cl. A             376,800         3,425,112
      Journal Register Co.*                         1,038,900        19,583,265
(1)   Reader's Digest Association Inc. Cl. A        3,270,800        51,188,020
                                                                  -------------
                                                                     85,733,721
                                                                  -------------

      Retail 0.2%
      Brookstone Inc.*                                 47,500           584,250
      Whitehall Jewellers Inc.*                       313,600         3,299,072
      Wilsons The Leather Experts Inc.*               256,900         1,829,128
                                                                  -------------
                                                                      5,712,450
                                                                  -------------
      Total Consumer Discretionary                                  371,450,082
                                                                  -------------

      Consumer Staples 0.8% of net assets
      -------------------------------------------------------------------------
      Drug & Grocery Store Chains 0.7%
      Duane Reade Inc.*                               235,700         3,771,200
      Longs Drug Stores Corp.                         169,900         3,922,991
      Wild Oats Markets Inc.*                       1,201,400        10,908,712
                                                                  -------------
                                                                     18,602,903
                                                                  -------------

      Foods 0.1%
      Del Monte Foods Co.*                            264,600         2,161,782
                                                                  -------------
      Total Consumer Staples                                         20,764,685
                                                                  -------------

      Financial Services 5.4% of net assets
      -------------------------------------------------------------------------
      Banks & Savings & Loan 1.2%
      Astoria Financial Corp.                         208,600         5,089,840
      New York Community Bancorp Inc.                 313,650         8,835,520
      Staten Island Bancorp Inc.                      700,000        12,180,000
      Sun Bancorp Inc.*                               185,745         2,462,979
                                                                  -------------
                                                                     28,568,339
                                                                  -------------

      Financial Data Processing Services & Systems 0.3%
      Carreker Corp.*                               1,183,500         7,254,855
                                                                  -------------

      Insurance 0.6%
      Hub International Ltd.                          276,800         4,373,440
      Odyssey Reinsurance Holdings Corp.              610,700        10,143,727
                                                                  -------------
                                                                     14,517,167
                                                                  -------------

      Miscellaneous Financial 0.7%
      Fidelity National Financial Inc.                313,511         9,007,171
      Medallion Financial Corp.                       300,000         1,431,000
      Moody's Corp.                                   147,600         7,158,600
                                                                  -------------
                                                                     17,596,771
                                                                  -------------

The text and notes are an integral part of the financial statements.

10 State Street Research Aurora Fund

      Issuer                                           Shares             Value
      -------------------------------------------------------------------------

      Real Estate Investment Trusts 1.0%
      Anthracite Capital, Inc.                        796,285        $8,998,021
      Beacon Capital Partners Inc.*+                  120,000         1,365,000
      Entertainment Properties Trust                  100,000         2,210,000
      Heritage Property Investment Trust Inc.         496,900        12,402,624
                                                                  -------------
                                                                     24,975,645
                                                                  -------------
      Rental & Leasing Services: Commercial 0.9%
      GATX Corp.                                    1,127,600        22,326,480
                                                                  -------------

      Securities Brokerage & Services 0.7%
      American Capital Strategies Ltd.                284,300         5,356,212
      Investment Technology Group*                     90,000         2,633,400
      NCO Group Inc.*                                 675,900         7,752,573
      SWS Group Inc.                                  100,000         1,225,000
      Westwood Holdings Group Inc.                     20,600           293,344
                                                                  -------------
                                                                     17,260,529
                                                                  -------------
      Total Financial Services                                      132,499,786
                                                                  -------------

      Healthcare 2.3% of net assets
      -------------------------------------------------------------------------
      Drugs & Biotechnology 0.8%
      Atrix Laboratories Inc.*                        139,000         2,057,200
      SangStat Medical Corp.*                         850,000        17,731,000
                                                                  -------------
                                                                     19,788,200
                                                                  -------------

      Healthcare Facilities 0.8%
      DaVita Inc.*                                    673,900        15,904,040
      Renal Care Group, Inc.*                         130,000         4,275,700
                                                                  -------------
                                                                     20,179,740
                                                                  -------------

      Healthcare Services 0.3%
      Community Health Systems Inc.*                  296,300         7,890,469
                                                                  -------------

      Hospital Supply 0.4%
      Aradigm Corp.*                                1,282,500         2,693,250
      dj Orthopedics Inc.*                            481,100         1,837,802
      Invivo Corp.*                                   164,900         2,216,256
      Zoll Medical Corp.*                              50,000         1,520,000
                                                                  -------------
                                                                      8,267,308
                                                                  -------------
      Total Healthcare                                               56,125,717
                                                                  -------------

      Materials & Processing 18.0% of net assets
      -------------------------------------------------------------------------
      Agriculture 1.0%
      Bunge Ltd.                                      604,400        14,626,480
      Corn Products International Inc.                320,000         9,200,000
                                                                  -------------
                                                                     23,826,480
                                                                  -------------

      Building & Construction 2.2%
      ElkCorp                                         721,000       $12,307,470
      Granite Construction Inc.                       388,700         6,405,776
      Martin Marietta Materials Inc.                  900,000        29,313,000
      Nortek Inc.*                                    169,200         7,321,284
                                                                  -------------
                                                                     55,347,530
                                                                  -------------

      Chemicals 3.6%
      American Pacific Corp.*                         586,500         4,838,625
      Cabot Microelectronics Corp.*                   117,500         4,375,700
      Cambrex Corp.                                   255,000         9,384,000
(5)   Methanex Corp.                                5,528,500        47,379,245
      Omnova Solutions Inc.*                        1,606,700         7,374,753
      PolyOne Corp.                                   618,970         5,316,952
      Stepan Chemical Co.                             360,000         9,666,000
                                                                  -------------
                                                                     88,335,275
                                                                  -------------

      Containers & Packaging 0.5%
      Packaging Corp. of America*                     782,900        13,708,579
                                                                  -------------

      Diversified Manufacturing 1.2%
      CoorsTek Inc.*                                  542,100         8,115,237
      Graphic Packaging International Corp.*        1,605,300        12,810,294
      Tredegar Corp.                                  498,900         8,356,575
                                                                  -------------
                                                                     29,282,106
                                                                  -------------

      Engineering & Contracting Services 0.4%
      Dycom Industries Inc.*                          719,000         6,586,040
      Integrated Electrical Services Inc.*          1,223,900         4,577,386
                                                                  -------------
                                                                     11,163,426
                                                                  -------------

      Fertilizers 2.6%
(2)   Agrium Inc.                                   5,449,800        49,865,670
      IMC Global Inc.                               1,131,200        13,630,960
      Lesco Inc.*                                     100,000         1,025,000
                                                                  -------------
                                                                     64,521,630
                                                                  -------------

      Miscellaneous Materials & Processing 2.1%
      Maverick Tube Corp.*                            781,300         6,930,131
      NN, Inc.                                        692,000         6,401,000
      NS Group Inc.*                                1,216,300         7,212,659
      Penn Engineering &
       Manufacturing Corp.                            320,000         3,584,000
      Precision Castparts Corp.                       223,000         4,834,640
      RTI International Metals Inc.*                  221,800         2,328,900
      Valmont Industries Inc.                         816,500        19,065,275
      Wolverine Tube Inc.*                            150,000           919,500
                                                                  -------------
                                                                     51,276,105
                                                                  -------------

            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
September 30, 2002

      Issuer                                           Shares             Value
      -------------------------------------------------------------------------

      Non-Ferrous Metals 3.4%
      Cleveland Cliffs Inc.*                          200,000        $4,810,000
      GrafTech International Ltd.*                    292,800         2,122,800
      Minerals Technologies Inc.                      504,400        18,698,108
(7)   Phelps Dodge Corp. *                          1,783,700        45,716,231
      Stillwater Mining Co.*                        1,836,300        11,017,800
      Titanium Metals Corp.*                          799,200         1,326,672
                                                                  -------------
                                                                     83,691,611
                                                                  -------------

      Paper & Forest Products 0.1%
      Caraustar Industries Inc.*                      155,200         1,451,120
                                                                  -------------
      Steel 0.9%
      Alaska Steel Holding Corp.*                     559,200         4,087,752
      Allegheny Technologies Inc.                     839,700         5,810,724
      United States Steel Corp.                     1,070,300        12,426,183
                                                                  -------------
                                                                     22,324,659
                                                                  -------------
      Total Materials & Processing                                  444,928,521
                                                                  -------------

      Other 0.7% of net assets
      -------------------------------------------------------------------------
      Multi-Sector 0.7%
      Trinity Industries Inc.                       1,110,600        18,280,476
                                                                  -------------
      Total Other                                                    18,280,476
                                                                  -------------

      Other Energy 6.7% of net assets
      -------------------------------------------------------------------------
      Miscellaneous Energy 0.4%
      Peabody Energy Corp.                            378,900         9,661,950
                                                                  -------------

      Oil & Gas Producers 3.6%
      Cabot Oil & Gas Corp. Cl. A                   1,276,400        27,442,600
      Clayton Williams Energy Inc.*                   100,000           840,000
      Nuevo Energy Co.*                               500,000         5,450,000
      Ocean Energy Inc.                             1,661,200        33,140,940
      Plains Resources Inc.*                           59,700         1,539,066
      Pure Resources, Inc.*                           201,907         4,522,717
      Stone Energy Corp.*                              76,000         2,470,000
      Vintage Petroleum Inc.                          400,000         4,320,000
      XTO Energy Inc.                                 457,500         9,429,075
                                                                  -------------
                                                                     89,154,398
                                                                  -------------

      Oil Well Equipment & Services 2.7%
      Core Laboratories NV*                           671,000        $6,287,270
      Global Industries Ltd.*                       1,690,900         6,983,417
      Hanover Compressor Co.*                       1,427,800        11,850,740
      Hydril Co.*                                     302,900         7,536,152
      NewPark Resources Inc.*                       1,655,300         6,554,988
      Patterson UTI Energy Inc.*                      400,000        10,204,000
      W-H Energy Services Inc.*                     1,001,200        17,320,760
                                                                  -------------
                                                                     66,737,327
                                                                  -------------
      Total Other Energy                                            165,553,675
                                                                  -------------

      Producer Durables 13.7% of net assets
      -------------------------------------------------------------------------
      Aerospace 1.0%
      Heico Corp.                                     135,200         1,530,464
      Ladish Inc.*                                    762,000         4,724,400
      Orbital Sciences Corp.*                         637,400         2,167,160
      Teledyne Technologies Inc.*                     652,400        11,847,584
      United Defense Inc.*                            225,700         5,326,520
                                                                  -------------
                                                                     25,596,128
                                                                  -------------

      Electrical Equipment & Components 2.0%
      Littelfuse Inc.*                                 20,200           339,764
      MKS Instruments Inc.*                           225,803         2,465,769
      Technitrol Inc.                               2,592,300        38,754,885
      Triumph Group, Inc.*                            264,500         7,406,000
                                                                  -------------
                                                                     48,966,418
                                                                  -------------

      Industrial Products 2.0%
      Denison International PLC*G                     353,500         5,302,500
      Flowserve Corp.*                                799,100         7,991,000
      Osmonics Inc.*                                  441,100         5,249,090
      Roper Industries Inc.                           243,900         8,414,550
      Veeco Instruments Inc.*                       2,084,400        22,511,520
                                                                  -------------
                                                                     49,468,660
                                                                  -------------

      Machinery 2.3%
      AGCO Corp.*                                     655,700        15,212,240
      Cummings Inc.                                   207,500         4,901,150
      Helix Technology Corp.                          664,900         6,416,285
      JLG Industries Inc.                             601,500         4,842,075
      Joy Global Inc.*                                606,900         5,037,270
      Kadant Inc.*                                    926,700        12,510,450
      Lindsay Manufacturing Co.                        79,500         1,926,285
      Stewart & Stevenson Services, Inc.              682,400         6,673,872
                                                                  -------------
                                                                     57,519,627
                                                                  -------------

      Miscellaneous Equipment 0.3%
      Thomas & Betts Corp.*                           455,600         6,419,404
                                                                  -------------

The text and notes are an integral part of the financial statements.

12 State Street Research Aurora Fund

      Issuer                                         Shares          Value
      --------------------------------------------------------------------

      Miscellaneous Producer Durables 0.6%
      B/E Aerospace Inc.*                         2,852,200       $13,576,472
                                                                -------------

      Office Furniture & Business Equipment 0.3%
      Steelcase Inc. Cl. A                          650,000         6,805,500
                                                                -------------

      Production Technology Equipment 4.6%
      ATMI Inc.*                                  1,683,100        23,731,710
      August Technology Corp.*                      996,200         4,482,900
      Brooks-PRI Automation Inc.*                 2,311,400        26,396,188
      Cognex Corp.*                               1,186,500        16,504,215
      Credence Systems Corp.*                       807,000         6,988,620
      Electroglas Inc.*                             596,200         1,192,400
      Entergris Inc.*                               187,900         1,459,983
      Esterline Technologies Corp.*                 384,100         6,391,424
      GSI Lumonics Inc.*                            400,000         2,022,000
      Kulicke & Soffa Industries, Inc.*             307,300           921,900
      Therma-Wave Inc.*                             770,400           608,616
      Varian Semiconductor Equipment Inc.*        1,455,400        23,926,776
                                                                -------------
                                                                  114,626,732
                                                                -------------

      Telecommunications Equipment 0.6%
      American Tower Corp. Cl. A*                 1,267,000         2,014,530
      Plantronics Inc.*                             753,500        12,282,050
      SBA Communcations Corp.*                      600,000           654,000
      Somera Communications Inc.*                   186,300           381,915
                                                                -------------
                                                                   15,332,495
                                                                -------------
      Total Producer Durables                                     338,311,436
                                                                -------------

      Technology 8.0% of net assets
      -----------------------------------------------------------------------
      Communications Technology 0.9%
      Anaren Microwave Inc.*                        976,200         8,024,364
      Commscope Inc.*                               986,700         6,689,826
      Inet Technologies, Inc.*                      941,200         4,771,884
      NMS Communications Corp.*                   2,388,200         3,224,070
                                                                -------------
                                                                   22,710,144
                                                                -------------

      Computer Software 1.9%
      Aware Inc.*                                   100,000           208,000
      Ciber Inc.*                                 1,509,100         8,767,871
      Electronics for Imaging, Inc.*                617,500         9,213,100
      IONA Technologies PLC*G                     1,255,800         2,618,092
      MICROS Systems, Inc.*                         699,300        16,216,767
      Numerical Technologies Inc.*                1,967,600         5,706,040
      Optimal Robotics Corp. Cl. A*                 333,200         2,545,648
      SeeBeyond Technology Corp.*                   763,300         1,068,620
                                                                -------------
                                                                   46,344,138
                                                                -------------

      Computer Technology 1.6%
      Hutchinson Technology Inc.*                   570,000        $9,205,500
      McDATA Corp.*                               1,438,600         7,811,598
      Sandisk Corp.*                              1,524,100        19,980,951
      Simpletech Inc.*                              576,700         1,228,371
                                                                -------------
                                                                   38,226,420
                                                                -------------

      Electronics 2.7%
      AVX Corp.                                     648,500         5,616,010
      BEI Technologies Inc.                         834,800         9,182,800
      Benchmark Electronics Inc.*                   525,300        11,057,565
      Coherent Inc.*                                370,000         6,752,500
      Cyberoptics Corp.*                            101,000           175,740
      II-VI, Inc.*                                  132,500         1,768,875
      Kemet Corp.*                                1,551,800        13,267,890
      LeCroy Corp.*                                 821,300         7,358,848
      Park Electrochemical Corp.                    247,600         4,134,920
      Trimble Navigation Ltd.*                      862,000         8,533,800
                                                                -------------
                                                                   67,848,948
                                                                -------------

      Electronics: Semiconductors/Components 0.9%
      ChipPAC, Inc. Cl. A*                          940,300         2,011,301
      Excel Technology Inc.*                        298,000         5,605,380
      GlobeSpan Virata Inc.*                      1,341,100         3,164,996
      Metron Technology NV*                          90,000           216,000
      OpticNet Inc. (acquired 10/30/00,
      cost $16,680)*++@                             208,500            16,680
      Silicon Storage Technology Inc.*            1,359,600         5,316,036
      Sipex Corp.*                                  889,100         1,511,470
      TriQuint Semiconductors Inc.*               1,508,000         5,323,240
                                                                -------------
                                                                   23,165,103
                                                                -------------
      Total Technology                                            198,294,753
                                                                -------------

      Utilities 0.4% of net assets
      -----------------------------------------------------------------------
      Gas Distribution 0.1%
      NUI Corp.                                      50,000         1,080,000
      Western Gas Resources Inc.                     85,500         2,671,875
                                                                -------------
                                                                    3,751,875
                                                                -------------

      Telecommunications 0.3%
      PTEK Holdings, Inc.*                        1,475,800         6,877,228
                                                                -------------
      Total Utilities                                              10,629,103
                                                                -------------

      Non-U.S. Equities 0.5% of net assets
      -----------------------------------------------------------------------
      Intier Automotive Inc.                        728,900        12,988,998
                                                                -------------
      Total Non-U.S. Equities                                      12,988,998
                                                                -------------

      Total Common Stocks                                       2,114,260,089(1)
                                                                -------------

------------------------------------------------------------------------------
(1) The fund paid a total of $2,447,793,843 for these securities.
------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
September 30, 2002

                                                         Coupon        Maturity        Amount of
Issuer                                                    Rate           Date          Principal          Value
------------------------------------------------------------------------------------------------------------------
Commercial Paper 14.1% of net assets
American Express Credit Corp.                             1.75%       10/21/2002      $15,606,000      $15,590,828
Caterpillar Financial Services NV                         1.70%       10/07/2002        5,461,000        5,459,453
Caterpillar Financial Services NV                         1.72%       10/08/2002       10,922,000       10,918,347
Caterpillar Financial Services NV                         1.72%       11/13/2002        3,900,000        3,891,988
Citicorp                                                  1.77%       10/07/2002        4,522,000        4,520,666
General Electric Capital Corp.                            1.75%       10/01/2002        8,536,000        8,536,000
General Electric Capital Corp.                            1.73%       10/04/2002       18,993,000       18,990,262
Goldman Sachs Group LP                                    1.76%       10/17/2002        3,840,000        3,836,996
Goldman Sachs Group LP                                    1.73%       11/06/2002       30,340,000       30,287,512
Goldman Sachs Group LP                                    1.75%        1/21/2003        8,658,000        8,610,862
Goldman Sachs Group LP                                    1.76%        1/23/2003       15,798,000       15,709,953
Goldman Sachs Group LP                                    1.77%        1/23/2003       24,300,000       24,163,798
JP Morgan Chase & Co.                                     1.75%       11/07/2002       29,293,000       29,240,313
JP Morgan Chase & Co.                                     1.75%       11/14/2002       40,000,000       39,914,445
Merck & Co. Inc.                                          1.73%       10/15/2002       20,000,000       19,986,544
Merrill Lynch & Co.                                       1.71%       10/18/2002       25,000,000       24,979,812
Merrill Lynch & Co.                                       1.71%       10/29/2002        9,240,000        9,227,711
Morgan Stanley Dean Witter & Co.                          1.75%       11/22/2002       30,000,000       29,924,167
Pitney Bowes Inc.                                         1.72%       11/18/2002       30,000,000       29,931,200
Wells Fargo Financial Inc.                                1.74%       10/17/2002       14,962,000       14,950,429
                                                                                                       -----------
Total Commercial Paper                                                                                 348,671,286(2)
                                                                                                       -----------

--------------------------------------------------------------------------------
(2) The fund paid a total of $348,671,286 for these securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

14 State Street Research Aurora Fund

                                                 % of
                                               Net Assets            Value
------------------------------------------------------------------------------
Summary of Portfolio Assets

Total Investments                                99.7%         $2,462,931,375(1)
Other Assets, Less Liabilities                    0.3%              6,237,555
                                                -----          --------------
Net Assets                                      100.0%         $2,469,168,930
                                                =====          ==============

------------------------------------------------------------------------------
(1) The fund paid a total of $2,796,465,129 for these securities.
------------------------------------------------------------------------------

Federal Income Tax Information

At September 30, 2002, the net unrealized depreciation of investments based on cost for federal income tax purposes of $2,809,703,768 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there is an excess of value over tax cost                   $279,136,996

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                   (625,909,389)
                                                                 -------------
                                                                 ($346,772,393)
                                                                 =============

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2000, through September 30, 2001, the fund incurred net capital losses of $564,451 and has deferred and treated such losses as arising in the fiscal year ended September 30, 2002.

            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 2002

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets
Investments, at value*                                  $2,462,931,375(1)
Collateral for securities on loan                          254,228,576
Receivable for securities sold                              37,351,703
Receivable for fund shares sold                              2,768,230
Dividends and interest receivable                              926,545
Other assets                                                     2,800
                                                        --------------
                                                         2,758,209,229

Liabilities
Payable for collateral received on securities loaned       254,228,576
Payable for securities purchased                            19,279,639
Payable for fund shares redeemed                            10,013,285
Accrued management fee                                       1,814,806
Accrued transfer agent and shareholder services              1,808,713
Accrued distribution and service fees                          997,524
Payable to custodian                                           693,229(2)
Accrued trustees' fees                                          41,622
Accrued administration fee                                      29,012
Other accrued expenses                                         133,893
                                                        --------------
                                                           289,040,299
                                                        --------------

Net Assets                                              $2,469,168,930
                                                        ==============
Net Assets consist of:
 Unrealized depreciation of investments                  ($333,533,754)
 Accumulated net realized gain                               1,244,319(3)
 Paid-in capital                                         2,801,458,365
                                                        --------------
                                                        $2,469,168,930(4)
                                                        ==============

*Includes securities on loan valued at $235,816,330

--------------------------------------------------------------------------------
(1) The fund paid a total of $2,796,465,129 for these securities.
--------------------------------------------------------------------------------
(2) As part of the custodian contract between the custodian bank and the fund, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At September 30, 2002, the payable to the custodian bank represents the amount due for cash advanced for the settlement of a security purchased.
--------------------------------------------------------------------------------
(3) To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to net operating losses and an investment in Real Estate Investment Trusts. At September 30, 2002, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales. At September 30, 2002, the tax basis distributable earnings were: $0 in undistributed ordinary income, $0 in undistributed short-term capital gains and $14,630,078 in undistributed long-term capital gains.
--------------------------------------------------------------------------------
(4)                Net Asset Value (NAV) of Each Share Class

      Except where noted, the NAV is the offering and the redemption price for each class.

Class                 Net Assets      /    Number of Shares   =       NAV

A                  $1,449,868,651             59,357,056            $24.43*
B(1)                 $340,528,790             14,795,950            $23.02**
B                    $183,972,862              7,940,321            $23.17**
C                    $402,010,033             17,469,036            $23.01**
S                     $92,788,594              3,704,857            $25.05

*  Maximum offering price per share = $25.92 ($24.43 / 0.9425)

** Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

16 State Street Research Aurora Fund

Statement of Operations
--------------------------------------------------------------------------------
For the year ended September 30, 2002

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income
Dividends, net of foreign taxes                      $15,954,941(1)
Interest                                               7,051,448(2)
                                                   -------------
                                                      23,006,389

Expenses
Management fee                                        26,372,557(3)
Transfer agent and shareholder services                8,505,705(4)
Reports to shareholders                                  571,904
Custodian fee                                            444,976
Distribution and service fees - Class A                5,417,905(5)
Distribution and service fees - Class B(1)             4,134,636(5)
Distribution and service fees - Class B                  890,878(5)
Distribution and service fees - Class C                5,071,137(5)
Registration fees                                        159,712
Trustees' fees                                            89,611(6)
Administration fee                                        81,077(7)
Legal fees                                                43,553
Audit fee                                                 34,300
Miscellaneous                                             95,515
                                                   -------------
                                                      51,913,466
Fees paid indirectly                                    (192,675)(8)
                                                   -------------
                                                      51,720,791
                                                   -------------
Net investment loss                                  (28,714,402)
                                                   -------------


Realized and Unrealized
Gain (Loss) on Investments
Net realized gain on investments                      14,770,020(9)
Change in unrealized depreciation
 of investments                                     (356,652,695)
                                                   -------------
Net loss on investments                             (341,882,675)
                                                   -------------
Net decrease in net assets resulting
 from operations                                   ($370,597,077)
                                                   =============


--------------------------------------------------------------------------------
(1) The fund paid foreign taxes of $90,011.
--------------------------------------------------------------------------------
(2) Includes $956,367 in income from the lending of portfolio securities. As of the report date, the fund had a total of $235,816,330 of securities out on loan and was holding a total of $254,758,798 in collateral (including $254,228,576 of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio and $530,222 of U.S. government obligations) related to these loans.
--------------------------------------------------------------------------------
(3) The management fee is 0.85% of fund net assets, annually.
--------------------------------------------------------------------------------
(4) Includes a total of $4,862,397 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements.
--------------------------------------------------------------------------------
(5) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts.The fees also cover distribution and marketing expenditures for the sale of fund shares. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of September 30, 2002, there were $20,132,086 and $6,098,907 for Class A and Class C, respectively, of unreimbursed distribution and shareholder servicing-related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.
--------------------------------------------------------------------------------
(6) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(7) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds.
--------------------------------------------------------------------------------
(8) Represents transfer agent credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(9) To earn this, the fund sold $1,149,748,754 worth of securities. During this same period, the fund also bought $1,536,797,163 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                              Years ended September 30
                                          --------------------------------
                                              2002               2001
--------------------------------------------------------------------------

Increase in Net Assets

Operations:
Net investment loss                       ($28,714,402)       ($3,807,656)
Net realized gain (loss)
 on investments                             14,770,020         (6,000,265)
Change in unrealized depreciation
 of investments                           (356,652,695)      (156,136,571)
                                        ---------------------------------
Net decrease resulting
 from operations                          (370,597,077)      (165,944,492)
                                        ---------------------------------

Dividend from net investment income:
 Class S                                            --            (30,636)
                                        ---------------------------------
                                                    --            (30,636)
                                        ---------------------------------

Distribution from capital gains:
 Class A                                            --        (54,123,228)
 Class B(1)                                         --        (11,408,534)
 Class B                                            --        (21,981,715)
 Class C                                            --        (16,916,191)
 Class S                                            --         (2,610,747)
                                        ---------------------------------
                                                    --       (107,040,415)
                                        ---------------------------------
Net increase from fund
 share transactions                        516,543,308(1)   1,463,397,490
                                        ---------------------------------
Total increase in net assets               145,946,231      1,190,381,947

Net Assets
Beginning of year                        2,323,222,699      1,132,840,752
                                        ---------------------------------
End of year                             $2,469,168,930     $2,323,222,699
                                        =================================

The text and notes are an integral part of the financial statements.

18   State Street Research Aurora Fund

These transactions break down by share class as follows:

                                                                                   Years ended September 30
                                                              --------------------------------------------------------------------
                                                                           2002                                2001
                                                              --------------------------------------------------------------------
Class A                                                          Shares            Amount              Shares           Amount
==================================================================================================================================
Shares sold                                                    37,873,343     $1,213,674,968*        53,457,934     $1,601,980,353
Issued upon reinvestment of distribution from capital gains            --                 --          1,854,484         47,843,465
Shares redeemed                                               (28,851,694)      (872,078,700)       (23,910,598)      (711,860,196)
                                                              --------------------------------------------------------------------
Net increase                                                    9,021,649       $341,596,268         31,401,820       $937,963,622
                                                              ====================================================================

Class B(1)                                                         Shares             Amount             Shares             Amount
==================================================================================================================================
Shares sold                                                     5,868,662       $180,539,417**        8,854,337       $253,757,030
Issued upon reinvestment of distribution from capital gains            --                 --            408,495         10,058,292
Shares redeemed                                                (2,958,688)       (84,030,584)***     (1,333,365)       (37,531,176)
                                                              --------------------------------------------------------------------
Net increase                                                    2,909,974        $96,508,833          7,929,467       $226,284,146
                                                              ====================================================================

Class B                                                            Shares             Amount             Shares             Amount
==================================================================================================================================
Shares sold                                                       486,207        $14,869,430            810,403        $22,986,463
Issued upon reinvestment of distribution from capital gains            --                 --            789,476         19,436,852
Shares redeemed                                                (1,853,292)       (53,411,346)***     (1,885,696)       (53,719,835)
                                                              --------------------------------------------------------------------
Net decrease                                                   (1,367,085)      ($38,541,916)          (285,817)      ($11,296,520)
                                                              ====================================================================

Class C                                                            Shares             Amount             Shares             Amount
==================================================================================================================================
Shares sold                                                     6,405,484       $198,884,462**       10,051,564       $287,686,271
Issued upon reinvestment of distribution from capital gains            --                 --            630,595         15,525,246
Shares redeemed                                                (3,990,765)      (114,071,764)****    (2,089,373)       (58,752,551)
                                                              --------------------------------------------------------------------
Net increase                                                    2,414,719        $84,812,698          8,592,786       $244,458,966
                                                              ====================================================================

Class S                                                            Shares             Amount             Shares             Amount
==================================================================================================================================
Shares sold                                                     2,710,828        $89,899,756          2,643,304        $81,685,933
Issued upon reinvestment of:
 Distribution from capital gains                                       --                 --             93,467          2,445,447
 Dividend from net investment income                                   --                 --              1,090             28,639
Shares redeemed                                                (1,841,322)       (57,732,331)          (586,759)       (18,172,743)
                                                              --------------------------------------------------------------------
Net increase                                                      869,506        $32,167,425          2,151,102        $65,987,276
                                                              ====================================================================

      The trustees have the authority to issue an unlimited number of shares of beneficial interest, with a $0.001 par value per share.

* Sales charges collected by the distributor and MetLife were $1,136,734 and $612,610, respectively.

** Like all broker/dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $1,054,900 and $7,519 for Class B(1) and Class C, respectively, were paid by the distributor, not the fund.

*** Includes $756,782 and $118,096 in deferred sales charges collected by the distributor for Class B(1) and Class B, respectively.

****  Includes $64,122 in deferred sales charges collected by the distributor.

The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance for the past five fiscal years.

                                                                                             Class A
                                                                     =========================================================
                                                                                      Years ended September 30
                                                                     ---------------------------------------------------------
Per-Share Data                                                       2002(a)      2001(a)      2000(a)     1999(a)     1998(a)
==============================================================================================================================
Net asset value, beginning of year ($)                                 26.51        29.17        19.02       15.47       20.71
                                                                       -----        -----        -----       -----       -----
 Net investment income (loss) ($)                                      (0.23)        0.02         0.10        0.05        0.02
 Net realized and unrealized gain (loss) on investments ($)            (1.85)       (0.37)       10.05        3.50       (5.03)
                                                                       -----        -----        -----       -----       -----
Total from investment operations ($)                                   (2.08)       (0.35)       10.15        3.55       (5.01)
                                                                       -----        -----        -----       -----       -----
 Distributions from capital gains ($)                                     --        (2.31)          --          --       (0.23)
                                                                       -----        -----        -----       -----       -----
Total distributions ($)                                                   --        (2.31)          --          --       (0.23)
                                                                       -----        -----        -----       -----       -----
Net asset value, end of year ($)                                       24.43        26.51        29.17       19.02       15.47
                                                                       =====        =====        =====       =====       =====
Total return (%) (b)                                                   (7.85)       (0.98)       53.45       22.88      (24.42)

Ratios/Supplemental Data
==============================================================================================================================
 Net assets at end of year ($ thousands)                           1,449,869    1,334,548      552,365     146,295     115,973
 Expense ratio (%)                                                      1.48         1.44         1.40        1.46        1.39
 Expense ratio after expense reductions (%)                             1.47         1.43         1.40        1.45        1.39
 Ratio of net investment income (loss) to average net assets (%)       (0.73)        0.08         0.42        0.30        0.09
 Portfolio turnover rate (%)                                           42.18        26.40        76.95       65.13       67.80

                                                                                       Class B(1)
                                                                 =========================================================
                                                                                  Years ended September 30
                                                                 ---------------------------------------------------------
Per-Share Data                                                    2002(a)        2001(a)        2000(a)         1999(a)(c)
==========================================================================================================================
Net asset value, beginning of year ($)                             25.16          27.99          18.38          16.17
                                                                   -----          -----          -----          -----
 Net investment loss ($)                                           (0.42)         (0.18)         (0.07)         (0.03)
 Net realized and unrealized gain (loss) on investments ($)        (1.72)         (0.34)          9.68           2.24
                                                                   -----          -----          -----          -----
Total from investment operations ($)                               (2.14)         (0.52)          9.61           2.21
                                                                   -----          -----          -----          -----
 Distributions from capital gains ($)                                 --          (2.31)            --             --
                                                                   -----          -----          -----          -----
Total distributions ($)                                               --          (2.31)            --             --
                                                                   -----          -----          -----          -----
Net asset value, end of year ($)                                   23.02          25.16          27.99          18.38
                                                                   =====          =====          =====          =====
Total return (%) (b)                                               (8.51)         (1.67)         52.37          13.61(d)

Ratios/Supplemental Data
==========================================================================================================================
Net assets at end of year ($ thousands)                          340,529        299,062        110,743         20,419
Expense ratio (%)                                                   2.18           2.14           2.13           2.10 (e)
Expense ratio after expense reductions (%)                          2.17           2.13           2.13           2.09 (e)
Ratio of net investment loss to average net assets (%)             (1.43)         (0.63)         (0.29)         (0.24)(e)
Portfolio turnover rate (%)                                        42.18          26.40          76.95          65.13

The text and notes are an integral part of the financial statements.

20 State Street Research Aurora Fund

                                                                                             Class B
                                                                     =========================================================
                                                                                      Years ended September 30
                                                                     ---------------------------------------------------------
Per-Share Data                                                       2002(a)      2001(a)      2000(a)     1999(a)     1998(a)
==============================================================================================================================
Net asset value, beginning of year ($)                                 25.16        27.99        18.38       15.07       20.33
                                                                       -----        -----        -----       -----       -----
 Net investment loss ($)                                               (0.23)       (0.15)       (0.07)      (0.08)      (0.13)
 Net realized and unrealized gain (loss) on investments ($)            (1.76)       (0.37)        9.68        3.39       (4.90)
                                                                       -----        -----        -----       -----       -----
Total from investment operations ($)                                   (1.99)       (0.52)        9.61        3.31       (5.03)
                                                                       -----        -----        -----       -----       -----
 Distributions from capital gains ($)                                     --        (2.31)          --          --       (0.23)
                                                                       -----        -----        -----       -----       -----
Total distributions ($)                                                   --        (2.31)          --          --       (0.23)
                                                                       -----        -----        -----       -----       -----
Net asset value, end of year ($)                                       23.17        25.16        27.99       18.38       15.07
                                                                       =====        =====        =====       =====       =====
Total return (%) (b)                                                   (7.91)       (1.67)       52.37       21.90      (24.98)

Ratios/Supplemental Data
==============================================================================================================================
Net assets at end of year ($ thousands)                              183,973      234,168      268,557     198,783     210,408
Expense ratio (%)                                                       1.51         2.14         2.13        2.21        2.15
Expense ratio after expense reductions (%)                              1.50         2.13         2.13        2.20        2.15
Ratio of net investment loss to average net assets (%)                 (0.76)       (0.54)       (0.31)      (0.46)      (0.68)
Portfolio turnover rate (%)                                            42.18        26.40        76.95       65.13       67.80

                                                                                              Class C
                                                                     =========================================================
                                                                                      Years ended September 30
                                                                     ---------------------------------------------------------
Per-Share Data                                                       2002(a)      2001(a)      2000(a)     1999(a)     1998(a)
==============================================================================================================================
Net asset value, beginning of year ($)                                 25.16        27.99        18.38       15.06       20.32
                                                                       -----        -----        -----       -----       -----
 Net investment loss ($)                                               (0.42)       (0.18)       (0.07)      (0.08)      (0.13)
 Net realized and unrealized gain (loss) on investments ($)            (1.73)       (0.34)        9.68        3.40       (4.90)
                                                                       -----        -----        -----       -----       -----
Total from investment operations ($)                                   (2.15)       (0.52)        9.61        3.32       (5.03)
                                                                       -----        -----        -----       -----       -----
 Distributions from capital gains ($)                                     --        (2.31)          --          --       (0.23)
                                                                       -----        -----        -----       -----       -----
Total distributions ($)                                                   --        (2.31)          --          --       (0.23)
                                                                       -----        -----        -----       -----       -----
Net asset value, end of year ($)                                       23.01        25.16        27.99       18.38       15.06
                                                                       =====        =====        =====       =====       =====
Total return (%) (b)                                                   (8.55)       (1.67)       52.37       21.98      (25.00)

Ratios/Supplemental Data
==============================================================================================================================
Net assets at end of year ($ thousands)                              402,010      378,733      180,877      67,816      61,504
Expense ratio (%)                                                       2.18         2.14         2.13        2.21        2.15
Expense ratio after expense reductions (%)                              2.17         2.13         2.13        2.20        2.15
Ratio of net investment loss to average net assets (%)                 (1.43)       (0.62)       (0.30)      (0.45)      (0.68)
Portfolio turnover rate (%)                                            42.18        26.40        76.95       65.13       67.80

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) January 1, 1999 (commencement of share class) to September 30, 1999.
(d) Not annualized.
(e) Annualized.

            The text and notes are an integral part of the financial statements.

                                                                                               Class S
                                                                     =========================================================
                                                                                      Years ended September 30
                                                                     ---------------------------------------------------------
Per-Share Data                                                       2002(a)      2001(a)      2000(a)     1999(a)     1998(a)
==============================================================================================================================
Net asset value, beginning of year ($)                                 27.06        29.66        19.23       15.60       20.83
                                                                       -----        -----        -----       -----       -----
 Net investment income (loss) ($)                                      (0.14)        0.13         0.12        0.10        0.10
 Net realized and unrealized gain (loss) on investments ($)            (1.87)       (0.39)       10.31        3.53       (5.10)
                                                                       -----        -----        -----       -----       -----
Total from investment operations ($)                                   (2.01)       (0.26)       10.43        3.63       (5.00)
                                                                       -----        -----        -----       -----       -----
 Dividends from net investment income ($)                                 --        (0.03)          --          --          --
 Distributions from capital gains ($)                                     --        (2.31)          --          --       (0.23)
                                                                       -----        -----        -----       -----       -----
Total distributions ($)                                                   --        (2.34)          --          --       (0.23)
                                                                       -----        -----        -----       -----       -----
Net asset value, end of year ($)                                       25.05        27.06        29.66       19.23       15.60
                                                                       =====        =====        =====       =====       =====
Total return (%) (b)                                                   (7.43)       (0.64)       54.32       23.21      (24.23)

Ratios/Supplemental Data
==============================================================================================================================
Net assets at end of year ($ thousands)                               92,789       76,711       20,298       1,177         750
Expense ratio (%)                                                       1.18         1.14         1.13        1.21        1.04
Expense ratio after expense reductions (%)                              1.17         1.13         1.13        1.20        1.04
Ratio of net investment income (loss) to average net assets (%)        (0.43)        0.36         0.63        0.54        0.53
Portfolio turnover rate (%)                                            42.18        26.40        76.95       65.13       67.80

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.

The text and notes are an integral part of the financial statements.

Report of Independent Accountants

To the Trustees of State Street Research
Capital Trust and the Shareholders of
State Street Research Aurora Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the State Street Research Aurora Fund (a series of State Street Research Capital Trust, hereafter referred to as the "Trust") at September 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 8, 2002


22 State Street Research Aurora Fund

State Street Research Capital Trust

                                                                                          Number of Funds
   Name,       Position(s)  Term of Office                                                in Fund Complex             Other
 Address        Held with   and Length of       Principal Occupations                       Overseen by         Directorships Held
and Age(a)        Fund      Time Served(b)      During Past 5 Years                       Trustee/Officer(c)    by Trustee/Officer
====================================================================================================================================
Independent Trustees

Bruce R. Bond    Trustee    Since 1999      Retired; formerly Chairman of the Board, Chief      27             Ceridian Corporation
(56)                                        Executive Officer and President, PictureTel
                                            Corporation (video conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
Steve A. Garban  Trustee    Since 1997      Retired; formerly Senior Vice President for         47             Metropolitan Series
(65)                                        Finance and Operations and Treasurer, The                          Fund, Inc.(d)
                                            Pennsylvania State University
------------------------------------------------------------------------------------------------------------------------------------
Dean O.          Trustee    Since 1985      Retired; formerly Executive Vice President,         47             The Clorox Company;
Morton                                      Chief Operating Officer and Director,                              KLA-Tencor
(70)                                        Hewlett-Packard Company (computer manufacturer)                    Corporation; BEA
                                                                                                               Systems, Inc.;
                                                                                                               Cepheid; Pharsight
                                                                                                               Corporation; and
                                                                                                               Metropolitan Series
                                                                                                               Fund, Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
Susan M.         Trustee    Since 1998      Dean, School of Business and Public Management,     27             None
Phillips                                    George Washington University; formerly a member
(57)                                        of the Board of Governors of the Federal
                                            Reserve System and Chairman; and Commissioner
                                            of the Commodity Futures Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
Toby             Trustee    Since 1995      President, Founders Investments Ltd.                47             AP Pharma, Inc.; and
Rosenblatt                                  (investments); formerly President, The Glen                        Metropolitan Series
(64)                                        Ellen Company (private investment firm)                            Fund, Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
Michael S.       Trustee    Since 1987      Jay W. Forrester Professor of Management, Sloan     47             Metropolitan Series
Scott Morton                                School of Management, Massachusetts Institute                      Fund, Inc.(d)
(65)                                        of Technology
------------------------------------------------------------------------------------------------------------------------------------
James M.         Trustee    Since 2002      Attorney; formerly Partner, Dechert (law firm)      27             SEI Investments Funds
Storey                                                                                                         (consisting of 104
(71)                                                                                                           portfolios); and The
                                                                                                               Massachusetts Health
                                                                                                               & Education
                                                                                                               Tax-Exempt Trust
====================================================================================================================================
Interested Trustee

Richard S.       Trustee    Since 2000      Chairman of the Board, President and Chief          27             None
Davis++                                     Executive Officer of State Street Research &
(57)                                        Management Company; formerly Senior Vice
                                            President, Fixed Income Investments,
                                            Metropolitan Life Insurance Company; and
                                            Managing Director, J.P. Morgan Investment
                                            Management
====================================================================================================================================
Officers

John F.          Vice       Since 2001      Managing Director of State Street Research &        3              None
Burbank          President                  Management Company; formerly Senior Vice
(65)                                        President, State Street Research & Management
                                            Company
------------------------------------------------------------------------------------------------------------------------------------
C. Kim           Vice       Since 2002      Managing Director and Chief Investment              25             None
Goodwin          President                  Officer-Equities of State Street Research &
(43)                                        Management Company; formerly Chief Investment
                                            Officer-U.S. Growth Equities, American Century;
                                            and Senior Vice President and portfolio
                                            manager, Putnam Investments
------------------------------------------------------------------------------------------------------------------------------------
Eileen M.        Vice       Since 2002      Senior Vice President of State Street Research      3              None
Leary (40)       President                  & Management Company; formerly Vice President,
                                            State Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
John S.          Vice       Since 2001      Managing Director, Chief Financial Officer and      27             None
Lombardo         President                  Director of State Street Research & Management
(47)                                        Company; formerly Executive Vice President,
                                            State Street Research & Management Company; and
                                            Senior Vice President, Product and Financial
                                            Management, MetLife Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
Tucker Walsh     Vice       Since 1999      Managing Director of State Street Research &        3              None
(33)             President                  Management Company; formerly Vice President and
                                            analyst, State Street Research & Management
                                            Company
------------------------------------------------------------------------------------------------------------------------------------
Douglas A.       Treasurer  Since 2001      Senior Vice President and Treasurer of State        27             None
Romich                                      Street Research & Management Company; formerly
(45)                                        Vice President and Assistant Treasurer, State
                                            Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Francis J.       Secretary  Since 1995      Managing Director, General Counsel and              27             None
McNamara, III                               Secretary of State Street Research & Management
(47)                                        Company; formerly Executive Vice President,
                                            State Street Research & Management Company
====================================================================================================================================

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.
(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.
(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.
(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.
++ Mr. Davis is an "interested person" of the Trust under the Investment Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

[LOGO] STATE STREET RESEARCH                                   -----------------
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                                                               -----------------

Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  Internet
            www.ssrfunds.com

[COMPUTER]  E-mail
            info@ssrfunds.com

[PHONE]     Phone
            1-87-SSR-FUNDS (1-877-773-8637), toll-free, 7 days a week, 24 hours
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[FAX]       Fax
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For 24-Hour
Automated Access
to Your Account

[PHONE]  1-87-SSR-FUNDS
         ----------------
         (1-877-773-8637)

www.ssrfunds.com

OverView
----------------------------------------
For more information on the products and services mentioned in OverView, our shareholder newsletter, visit our web site at www.ssrfunds.com.

Webcasts
----------------------------------------
[GRAPHIC]   For a professional
            perspective on the markets,
            the economy and timely
            investment topics, tune in
            to a State Street Research
            webcast.

Complete Fund Listing
----------------------------------------
[GRAPHIC]   For a list of our funds,
            visit our web site at
            www.ssrfunds.com under
            Research Our Funds.

State Street Research
FYI
--------------------------------------------------------------------------------
[COMPUTER]  State Street Research introduces electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the web at www.ssrfunds.com and click on "Go to Your Account" or call us toll-free at 1-87-SSR-FUNDS (1-877-773-8637).

            Did you know that you can give a State Street Research mutual fund as a gift? To learn more, call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time.

[GRAPHIC]   The DALBAR awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Aurora Fund prospectus. When used after December 31, 2002, this report must be accompanied by the most recent Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund, call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

(C)2002 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

Cover Image:(C)ImageSource/elektraVision/PictureQuest

CONTROL NUMBER:(exp1103)SSR-LD                                      AR-2655-1102